                                                                      EXHIBIT 20

                         MONTHLY SERVICER'S CERTIFICATE

           AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

              -------------------------------------------------

                 AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

              --------------------------------------------------

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Centurion Bank and American Express Receivables Financing Corporation II, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2. TRS is, as of the date hereof, the Servicer under the Agreement.

3. The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on August 15, 2003 and covers activity from June 26, 2003 through July 26, 2003.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.



      IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 6th day of August, 2003.



                                          AMERICAN EXPRESS TRAVEL RELATED
                                          SERVICES COMPANY, INC., as Servicer

                                          By: /s/ Robin Flanagan
                                             --------------------------------
                                          Name:  Robin Flanagan
                                          Title: Director
                                                 Global External Reporting

I.  Monthly Period Trust Activity
-------------------------------------------------------------------------------


A. Trust Activity                                  Trust Totals

Number of days in period                                                    31
Beginning Principal Receivable Balance                       22,484,139,664.17
Special Funding Account Balance                                           0.00
Beginning Total Principal Balance                            22,484,139,664.17

Finance Charge Collections (excluding                           245,689,724.26
  Discount Option & Recoveries)
Discount Percentage                                                      2.00%
Discount Option Receivables Collections                          94,022,481.40
Premium Option Receivables Collections                                    0.00
Recoveries                                                       17,197,925.32
Total Collections of Finance Charge Receivables                 356,910,130.98
Total Collections of Principal Receivables                    4,607,101,588.53
Monthly Payment Rate                                                  19.8295%
Defaulted amount                                                107,407,991.88
Annualized Default Rate                                                5.6921%
Trust Portfolio Yield                                                 13.0656%
New Principal Receivables                                     4,447,900,322.85
Ending Principal Receivables Balance                         22,217,530,406.61
Ending Required Minimum Principal Balance                    20,731,250,000.00
Ending Transferor Amount                                      2,842,530,406.61
Ending Special Funding Account Balance                                    0.00
Ending Total Principal Balance                               22,217,530,406.61


B. Series Allocations                                        Series 1999-1      Series 1999-2    Series 1999-3     Series 1999-5
--------------------                                         --------------    ----------------  ----------------  ----------------

Group Number                                                                1                 1                 2                 2
Invested Amount                                              1,000,000,000.00    500,000,000.00  1,000,000,000.00    500,000,000.00
Adjusted Invested Amount                                     1,000,000,000.00    500,000,000.00  1,000,000,000.00    500,000,000.00
Principal Funding Account Balance                                        0.00              0.00              0.00              0.00
Series Required Transferor Amount                               70,000,000.00     35,000,000.00     70,000,000.00     35,000,000.00
Series Allocation Percentage                                            5.16%             2.58%             5.16%             2.58%
Series Alloc. Finance Charge Collections                        18,421,168.05      9,210,584.03     18,421,168.05      9,210,584.03
Series Allocable Recoveries                                        887,634.86        443,817.43        887,634.86        443,817.43
Series Alloc. Principal Collections                            237,785,888.44    118,892,944.22    237,785,888.44    118,892,944.22
Series Allocable Defaulted Amount                                5,543,638.29      2,771,819.15      5,543,638.29      2,771,819.15

B. Series Allocations                        Series 2000-1     Series 2000-2    Series 2000-3     Series 2000-4     Series 2000-5
----------------------------------------     ----------------  --------------  ----------------  ----------------  ----------------

Group Number                                                1               2                 2                 2                 2
Invested Amount                                500,000,000.00  500,000,000.00  1,000,000,000.00  1,212,122,000.00    787,878,000.00
Adjusted Invested Amount                       500,000,000.00  500,000,000.00  1,000,000,000.00  1,212,122,000.00    787,878,000.00
Principal Funding Account Balance                        0.00            0.00              0.00              0.00              0.00
Series Required Transferor Amount               35,000,000.00   35,000,000.00     70,000,000.00     84,848,540.00     55,151,460.00
Series Allocation Percentage                            2.58%           2.58%             5.16%             6.26%             4.07%
Series Alloc. Finance Charge Collections         9,210,584.03    9,210,584.03     18,421,168.05     22,328,703.06     14,513,633.04
Series Allocable Recoveries                        443,817.43      443,817.43        887,634.86      1,075,921.74        699,347.97
Series Alloc. Principal Collections            118,892,944.22  118,892,944.22    237,785,888.44    288,225,506.67    187,346,270.21
Series Allocable Defaulted Amount                2,771,819.15    2,771,819.15      5,543,638.29      6,719,565.93      4,367,710.65

B. Series Allocations                        Series 2001-1      Series 2001-2    Series 2001-3    Series 2001-4     Series 2001-5
----------------------------------------     ---------------    -------------  ----------------  ----------------  ----------------

Group Number                                                2               1                 2                 2                 2
Invested Amount                                750,000,000.00  250,000,000.00    750,000,000.00    725,000,000.00    500,000,000.00
Adjusted Invested Amount                       750,000,000.00  250,000,000.00    750,000,000.00    725,000,000.00    500,000,000.00
Principal Funding Account Balance                        0.00            0.00              0.00              0.00              0.00
Series Required Transferor Amount               52,500,000.00   17,500,000.00     52,500,000.00     50,750,000.00     35,000,000.00
Series Allocation Percentage                            3.87%           1.29%             3.87%             3.74%             2.58%
Series Alloc. Finance Charge Collections        13,815,876.04    4,605,292.01     13,815,876.04     13,355,346.84      9,210,584.03
Series Allocable Recoveries                        665,726.14      221,908.71        665,726.14        643,535.27        443,817.43
Series Alloc. Principal Collections            178,339,416.33   59,446,472.11    178,339,416.33    172,394,769.12    118,892,944.22
Series Allocable Defaulted Amount                4,157,728.72    1,385,909.57      4,157,728.72      4,019,137.76      2,771,819.15

B. Series Allocations                        Series 2001-6       Series 2001-7   Series 2002-1     Series 2002-2    Series 2002-3
----------------------------------------     ----------------    --------------  ----------------  ----------------  ---------------

Group Number                                                2               2                 2                 2                 2
Invested Amount                                700,000,000.00  650,000,000.00    920,000,000.00    940,000,000.00    920,000,000.00
Adjusted Invested Amount                       700,000,000.00  650,000,000.00    920,000,000.00    940,000,000.00    920,000,000.00
Principal Funding Account Balance                        0.00            0.00              0.00              0.00              0.00
Series Required Transferor Amount               49,000,000.00   45,500,000.00     64,400,000.00     65,800,000.00     64,400,000.00
Series Allocation Percentage                            3.61%           3.35%             4.75%             4.85%             4.75%
Series Alloc. Finance Charge Collections        12,894,817.64   11,973,759.23     16,947,474.61     17,315,897.97     16,947,474.61
Series Allocable Recoveries                        621,344.40      576,962.66        816,624.07        834,376.76        816,624.07
Series Alloc. Principal Collections            166,450,121.91  154,560,827.49    218,763,017.37    223,518,735.13    218,763,017.37
Series Allocable Defaulted Amount                3,880,546.80    3,603,364.89      5,100,147.23      5,211,019.99      5,100,147.23

B. Series Allocations                        Series 2002-4       Series 2002-5   Series 2002-6      Series 2003-1     Series 2003-2
----------------------------------------     ----------------    --------------  -------------      -------------   ---------------

Group Number                                                2               2                 2                 2                 2
Invested Amount                                500,000,000.00  600,000,000.00    720,000,000.00    920,000,000.00  1,100,000,000.00
Adjusted Invested Amount                       500,000,000.00  600,000,000.00    720,000,000.00    920,000,000.00  1,100,000,000.00
Principal Funding Account Balance                        0.00            0.00              0.00              0.00              0.00
Series Required Transferor Amount               35,000,000.00   42,000,000.00     50,400,000.00     64,400,000.00     77,000,000.00
Series Allocation Percentage                            2.58%           3.10%             3.72%             4.75%             5.68%
Series Alloc. Finance Charge Collections         9,210,584.03   11,052,700.83     13,263,241.00     16,947,474.61     20,263,284.86
Series Allocable Recoveries                        443,817.43      532,580.91        639,097.10        816,624.07        976,398.34
Series Alloc. Principal Collections            118,892,944.22  142,671,533.06    171,205,839.68    218,763,017.37    261,564,477.28
Series Allocable Defaulted Amount                2,771,819.15    3,326,182.97      3,991,419.57      5,100,147.23      6,098,002.12


B. Series Allocations                               Series 2003-3    Series 2003-4                                   Trust Total
---------------------                               -------------    -------------                                   -----------

Group Number                                                     2                1
Invested Amount                                     750,000,000.00   680,000,000.00                               19,375,000,000.00
Adjusted Invested Amount                            750,000,000.00   680,000,000.00                               19,375,000,000.00
Principal Funding Account Balance                             0.00             0.00                                            0.00
Series Required Transferor Amount                    52,500,000.00    47,600,000.00                                1,356,250,000.00
Series Allocation Percentage                                 3.87%            3.51%                                            100%
Series Alloc. Finance Charge Collections             13,815,876.04    12,526,394.27                                  356,910,130.98
Series Allocable Recoveries                             665,726.14       603,591.70                                   17,197,925.32
Series Alloc. Principal Collections                 178,339,416.33   161,694,404.14                                4,607,101,588.53
Series Allocable Defaulted Amount                     4,157,728.72     3,769,674.04                                  107,407,991.88

C. Group Allocations
--------------------

1. Group 1 Allocations                              Series 1999-1    Series 1999-2    Series 2000-1    Series 2001-2  Series 2003-4
----------------------                             --------------    -------------    -------------    -------------  -------------

Investor Finance Charge Collections                 15,873,862.03     7,936,931.02      7,936,931.02    3,968,465.5   10,794,226.18

Investor Monthly Interest                            4,455,548.50     2,360,170.08      2,844,805.50    1,101,022.5      981,117.15
Investor Default Amount                              4,777,055.89     2,388,527.95      2,388,527.95    1,194,263.9    3,248,398.01
Investor Monthly Fees                                1,666,666.67       833,333.33        833,333.33      416,666.6    1,133,333.33
Investor Additional Amounts                                  0.00             0.00              0.00            0.0            0.00
Total                                               10,899,271.06     5,582,031.36      6,066,666.78    2,711,953.1    5,362,848.49

Reallocated Investor Finance Charge Collections     15,873,862.03     7,936,931.02      7,936,931.02    3,968,465.5   10,794,226.18
Available Excess                                     4,974,590.97     2,354,899.65      1,870,264.24    1,256,512.3    5,431,377.70

1. Group 1 Allocations                                                                                                Group 1 Total
----------------------                                                                                                -------------

Investor Finance Charge Collections                                                                                   46,510,415.76

Investor Monthly Interest                                                                                             11,742,663.77
Investor Default Amount                                                                                               13,996,773.77
Investor Monthly Fees                                                                                                  4,883,333.33
Investor Additional Amounts                                                                                                    0.00
Total                                                                                                                 30,622,770.87

Reallocated Investor Finance Charge Collections                                                                       46,510,415.76
Available Excess                                                                                                      15,887,644.89

2. Group 2 Allocations                                            Series 1999-3    Series 1999-5     Series 2000-2    Series 2000-3
----------------------                                           --------------   --------------     -------------    -------------

Investor Finance Charge Collections                               15,873,862.03     7,936,931.02       7,936,931.02   15,873,862.03

Investor Monthly Interest                                          1,145,561.94       615,169.17         584,050.76    1,156,368.89
Investor Default Amount                                            4,777,055.89     2,388,527.95       2,388,527.95    4,777,055.89
Investor Monthly Fees                                              1,666,666.67       833,333.33         833,333.33    1,666,666.67
Investor Additional Amounts                                                0.00             0.00               0.00            0.00
Total                                                              7,589,284.50     3,837,030.45       3,805,912.04    7,600,091.45

Reallocated Investor Finance Charge Collections                   15,873,862.03     7,936,931.02       7,936,931.02   15,873,862.03
Available Excess                                                   8,284,577.53     4,099,900.57       4,131,018.97    8,273,770.59

2. Group 2 Allocations                           Series 2000-4    Series 2000-5    Series 2001-1      Series 2001-3   Series 2001-4
----------------------                           -------------    -------------    -------------      -------------   -------------

Investor Finance Charge Collections               19,241,057.40    12,506,666.67    11,905,396.53     11,905,396.53   11,508,549.97

Investor Monthly Interest                          1,387,692.04       904,733.79       869,440.21        855,910.00      833,310.57
Investor Default Amount                            5,790,374.54     3,763,737.24     3,582,791.92      3,582,791.92    3,463,365.52
Investor Monthly Fees                              2,020,203.33     1,313,130.00     1,250,000.00      1,250,000.00    1,208,333.33
Investor Additional Amounts                                0.00             0.00             0.00              0.00            0.00
Total                                              9,198,269.91     5,981,601.04     5,702,232.13      5,688,701.92    5,505,009.43

Reallocated Investor Finance Charge Collections   19,241,057.40    12,506,666.67    11,905,396.53     11,905,396.53   11,508,549.97
Investment Funding Account Proceeds                      893.00
Available Excess                                  10,043,680.48     6,525,065.63     6,203,164.40      6,216,694.61    6,003,540.55


2. Group 2 Allocations                            Series 2001-5     Series 2001-6   Series 2001-7   Series 2002-1    Series 2002-2
----------------------                            -------------     -------------   -------------   -------------    -------------

Investor Finance Charge Collections                7,936,931.02    11,111,703.42    10,318,010.32    14,603,953.07    14,921,430.31

Investor Monthly Interest                            598,958.75       798,156.14       741,592.76     1,053,164.38     1,071,566.84
Investor Default Amount                            2,388,527.95     3,343,939.13     3,105,086.33     4,394,891.42     4,490,432.54
Investor Monthly Fees                                833,333.33     1,166,666.67     1,083,333.33     1,533,333.33     1,566,666.67
Investor Additional Amounts                                0.00             0.00             0.00             0.00             0.00
Total                                              3,820,820.03     5,308,761.93     4,930,012.43     6,981,389.13     7,128,666.04

Reallocated Investor Finance Charge Collections    7,936,931.02    11,111,703.42    10,318,010.32    14,603,953.07    14,921,430.31
Investment Funding Account Proceeds
Available Excess                                   4,116,110.99     5,802,941.49     5,387,997.89     7,622,563.94     7,792,764.27

2. Group 2 Allocations                           Series 2002-3    Series 2002-4    Series 2002-5    Series 2002-6    Series 2003-1
----------------------                           -------------    -------------    -------------    -------------    -------------

Investor Finance Charge Collections               14,603,953.07     7,936,931.02     9,524,317.22    11,429,180.66    14,603,953.07

Investor Monthly Interest                          1,048,133.77       536,226.81       714,488.00       842,040.60     1,056,927.43
Investor Default Amount                            4,394,891.42     2,388,527.95     2,866,233.54     3,439,480.24     4,394,891.42
Investor Monthly Fees                              1,533,333.33       833,333.33     1,000,000.00     1,200,000.00     1,533,333.33
Investor Additional Amounts                                0.00             0.00             0.00             0.00             0.00
Total                                              6,976,358.52     3,758,088.09     4,580,721.54     5,481,520.84     6,985,152.19

Reallocated Investor Finance Charge Collections   14,603,953.07     7,936,931.02     9,524,317.22    11,429,180.66    14,603,953.07
Investment Funding Account Proceeds
Available Excess                                   7,627,594.55     4,178,842.93     4,943,595.68     5,947,659.82     7,618,800.88

2. Group 2 Allocations                          Series 2003-2      Series 2003-3                                       Group 2 Total
----------------------                          -------------      -------------                                       -------------

                                                  17,461,248.24    11,905,396.53                                     261,045,661.15
Investor Finance Charge Collections
                                                   1,265,943.56       860,269.38                                      18,939,705.78
Investor Monthly Interest                          5,254,761.48     3,582,791.92                                      78,558,684.16
Investor Default Amount                            1,833,333.33     1,250,000.00                                      27,408,333.33
Investor Monthly Fees                                      0.00             0.00                                               0.00
Investor Additional Amounts                        8,354,038.37     5,693,061.29                                     124,906,723.27
Total
                                                  17,461,248.24    11,905,396.53                                     261,045,661.15
Reallocated Investor Finance Charge Collections                                                                              893.00
Investment Funding Account Proceeds                9,107,209.87     6,212,335.23                                     136,139,830.87
Available Excess




D. Trust Performance

Delinquencies:

31-60 Days Delinquent:                                               242,704,202
61-90 Days Delinquent:                                               148,429,825
90+ Days Delinquent:                                                 233,978,586
Total 30+ Days Delinquent:                                           625,112,614

II. Series 1999-1 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                Series                 Total Investor            Transferors
A. Investor/Transferor Allocations            Allocations                Interest                 Interest
----------------------------------            -----------                --------                 --------

Beginning Invested /Transferor Amount       1,160,471,724.60          1,000,000,000.00         160,471,724.60
Beginning Adjusted Invested Amount                       N/A          1,000,000,000.00                    N/A
Floating Allocation Percentage                           N/A                  86.1719%               13.8282%
Principal Allocation Percentage                          N/A                  86.1719%               13.8282%
Collections of Finance Chg. Receivables        18,421,168.05             15,873,862.03           2,547,306.02
Collections of Principal Receivables          237,785,888.44            204,904,508.57          32,881,379.87
Defaulted Amount                                5,543,638.29              4,777,055.89             766,582.40

Ending Invested / Transferor Amounts        1,146,711,246.79          1,000,000,000.00         146,711,246.79


------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements          Class A                  Class B                Interest                 Total
--------------------------------------          -------                  -------                --------                 -----

Principal Funding Account                               0.00                    0.00                  0.00                     0.00
Investment Proceeds for Monthly Period                  0.00                    0.00                  0.00                     0.00
Reserve Draw Amount                                     0.00                    0.00                  0.00                     0.00
Available Reserve Account Amount                        0.00                    0.00                  0.00                     0.00
Reserve Account Surplus                                 0.00                    0.00                  0.00                     0.00

Coupon  July 15, 2003 to August 14, 2003             5.6000%                 5.8500%               1.9569%
Monthly Interest Due                            4,036,666.67              292,500.00            126,381.83             4,455,548.50
Outstanding Monthly Interest Due                        0.00                    0.00                  0.00                     0.00
Additional Interest Due                                 0.00                    0.00                  0.00                     0.00
Total Interest Due                              4,036,666.67              292,500.00            126,381.83             4,455,548.50
Investor Default Amount                         4,132,153.35              286,623.35            358,279.19             4,777,055.89
Investor Monthly Fees Due                       1,441,666.67              100,000.00            125,000.00             1,666,666.67
Investor Additional Amounts Due
Total Due                                       9,610,486.68              679,123.35            609,661.03            10,899,271.06

Reallocated Investor Finance Charge Collections                                                                       15,873,862.03
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            13.0656%
Base Rate                                                                                                                   7.2084%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions       Class A                Class B                Interest               Total
--------------------------------------------       -------                -------                --------               -----

Beginning Certificates Balance                   865,000,000.00         60,000,000.00         75,000,000.00       1,000,000,000.00
Interest Distributions                             4,036,666.67            292,500.00            126,381.83           4,455,548.50
Principal Deposits - Prin. Funding Account                 0.00                  0.00                  0.00                   0.00
Principal Distributions                                    0.00                  0.00                  0.00                   0.00
Total Distributions                                4,036,666.67            292,500.00            126,381.83           4,455,548.50
Ending Certificates Balance                      865,000,000.00         60,000,000.00         75,000,000.00       1,000,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $4.67

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $4.67

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                 $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs per $1,000 original
       certificate principal amount:                                     $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B
   Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $4.88

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $4.88

   3.  Amount of the distribution in respect of class B outstanding
       monthly interest:                                                 $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original
       certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $126,381.83

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $126,381.83

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral Interest
       Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
   (c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $13,730,890.66

       a. Class A Monthly Interest:                               $4,036,666.67
       b. Class A Outstanding Monthly Interest:                           $0.00
       c. Class A Additional Interest:                                    $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):           $4,132,153.35
       e. Excess Spread:                                          $5,562,070.65

   2.  Class B Available Funds:                                     $952,431.72

       a. Class B Monthly Interest:                                 $292,500.00
       b. Class B Outstanding Monthly Interest:                           $0.00
       c. Class B Additional Interest:                                    $0.00
       d. Excess Spread:                                            $659,931.72

   3.  Collateral Available Funds:                                $1,190,539.65

       a. Excess Spread:                                          $1,190,539.65

   4. Total Excess Spread:                                        $7,412,542.02

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                                86.1719%

   2.  Series 1999-1 Allocable Principal
       Collections:                                             $237,785,888.44

   3.  Principal Allocation Percentage of
       Series 1999-1 Allocable Principal Collections:           $204,904,508.57

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                              $0.00

   5.  Item 3 minus item 4:                                     $204,904,508.57

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-1:                                   N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                               $4,777,055.89

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                  $209,681,564.46

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                                $75,000,000.00

   2.  Required Collateral Invested Amount                       $75,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          $0.00

   4.  Treated as Shared Principal Collections:                 $209,681,564.46

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge
Collections Allocated to Series 1999-1

   1.  Excess Spread:                                            $7,412,542.02
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $286,623.35

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $126,381.83
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,666,666.67
  10.  Collateral Default Amount treated as
       Available Principal Collections:                            $358,279.19
  11.  Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
  12.  Deposited to Reserve Account:                                     $0.00
  13.  Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
  l4.  Balance:                                                  $4,974,590.97

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       7.2084%
       b. Prior Monthly Period                                         7.7008%
       c. Second Prior Monthly Period                                  7.0032%

   2.  Three Month Average Base Rate                                   7.3042%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.0656%
       b. Prior Monthly Period                                        12.5993%
       c. Second Prior Monthly Period                                 12.6612%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.7754%


III. Series 1999-2 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                       Series            Total Investor           Transferors
A. Investor/Transferor Allocations                  Allocations             Interest              Interest
----------------------------------                  -----------             --------              --------

Beginning Invested /Transferor Amount              580,235,862.30       500,000,000.00          80,235,862.30
Beginning Adjusted Invested Amount                            N/A       500,000,000.00                    N/A
Floating Allocation Percentage                                N/A             86.1719%               13.8282%
Principal Allocation Percentage                               N/A             86.1719%               13.8282%
Collections of Finance Chg. Receivables              9,210,584.03         7,936,931.02           1,273,653.01
Collections of Principal Receivables               118,892,944.22       102,452,254.29          16,440,689.93
Defaulted Amount                                     2,771,819.15         2,388,527.95             383,291.20

Ending Invested / Transferor Amounts               573,355,623.40       500,000,000.00          73,355,623.40


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                 Class A                 Class B                 Interest             Total
--------------------------------------                 -------                 -------                 --------             -----

Principal Funding Account                                  0.00                   0.00                   0.00                 0.00
Investment Proceeds for Monthly Period                     0.00                   0.00                   0.00                 0.00
Reserve Draw Amount                                        0.00                   0.00                   0.00                 0.00
Available Reserve Account Amount                           0.00                   0.00                   0.00                 0.00
Reserve Account Surplus                                    0.00                   0.00                   0.00                 0.00

Coupon  July 15, 2003 to August 14, 2003                5.9500%                6.1000%                1.9569%
Monthly Interest Due                               2,144,479.17             152,500.00              63,190.92         2,360,170.08
Outstanding Monthly Interest Due                           0.00                   0.00                   0.00                 0.00
Additional Interest Due                                    0.00                   0.00                   0.00                 0.00
Total Interest Due                                 2,144,479.17             152,500.00              63,190.92         2,360,170.08
Investor Default Amount                            2,066,076.67             143,311.68             179,139.60         2,388,527.95
Investor Monthly Fees Due                            720,833.33              50,000.00              62,500.00           833,333.33
Investor Additional Amounts Due
Total Due                                          4,931,389.17             345,811.68             304,830.51         5,582,031.36

Reallocated Investor Finance Charge Collections                                                                       7,936,931.02
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.0656%
Base Rate                                                                                                                  7.5202%


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions            Class A                 Class B             Interest            Total
--------------------------------------------            -------                 -------             --------            -----

Beginning Certificates Balance                     432,500,000.00          30,000,000.00        37,500,000.00       500,000,000.00
Interest Distributions                               2,144,479.17             152,500.00            63,190.92         2,360,170.08
Principal Deposits - Prin. Funding Account                   0.00                   0.00                 0.00                 0.00
Principal Distributions                                      0.00                   0.00                 0.00                 0.00
Total Distributions                                  2,144,479.17             152,500.00            63,190.92         2,360,170.08
Ending Certificates Balance                        432,500,000.00          30,000,000.00        37,500,000.00       500,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $4.96

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $4.96

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                 $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B
   Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $5.08

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $5.08

   3.  Amount of the distribution in respect of class B outstanding
       monthly interest:                                                 $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $63,190.92

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $63,190.92

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral Interest
       Holder in respect of principal on the Collateral
       Invested Amount:                                                  $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $6,865,445.33

       a. Class A Monthly Interest:                              $2,144,479.17
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,066,076.67
       e. Excess Spread:                                         $2,654,889.49

   2.  Class B Available Funds:                                    $476,215.86

       a. Class B Monthly Interest:                                $152,500.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $323,715.86

   3.  Collateral Available Funds:                                 $595,269.83

       a. Excess Spread:                                           $595,269.83

   4.  Total Excess Spread:                                      $3,573,875.18

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               86.1719%

   2.  Series 1999-2 Allocable Principal
       Collections:                                            $118,892,944.22

   3.  Principal Allocation Percentage of
       Series 1999-2 Allocable Principal Collections:          $102,452,254.29

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $102,452,254.29

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-2:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $2,388,527.95

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $104,840,782.23

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                               $37,500,000.00

   2.  Required Collateral Invested Amount                      $37,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $104,840,782.23

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-2

   1.  Excess Spread:                                            $3,573,875.18
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $143,311.68

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $63,190.92
   9.  Applied to unpaid Monthly Servicing Fee:                    $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $179,139.60
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $2,354,899.65

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       7.5202%
       b. Prior Monthly Period                                         8.0341%
       c. Second Prior Monthly Period                                  7.3053%

   2.  Three Month Average Base Rate                                   7.6199%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.0656%
       b. Prior Monthly Period                                        12.5993%
       c. Second Prior Monthly Period                                 12.6612%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.7754%


IV.  Series 1999-3 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                       Series                 Total Investor            Transferors
A. Investor/Transferor Allocations                  Allocations                 Interest                  Interest
----------------------------------                  -----------                 --------                  --------

Beginning Invested /Transferor Amount            1,160,471,724.60          1,000,000,000.00         160,471,724.60
Beginning Adjusted Invested Amount                            N/A          1,000,000,000.00                    N/A
Floating Allocation Percentage                                N/A                  86.1719%               13.8282%
Principal Allocation Percentage                               N/A                  86.1719%               13.8282%
Collections of Finance Chg. Receivables             18,421,168.05             15,873,862.03           2,547,306.02
Collections of Principal Receivables               237,785,888.44            204,904,508.57          32,881,379.87
Defaulted Amount                                     5,543,638.29              4,777,055.89             766,582.40

Ending Invested / Transferor Amounts             1,146,711,246.79          1,000,000,000.00         146,711,246.79


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                 Class A               Class B               Interest          Total
--------------------------------------                 -------               -------               --------           -----

Principal Funding Account                                    0.00                 0.00                 0.00                   0.00
Investment Proceeds for Monthly Period                       0.00                 0.00                 0.00                   0.00
Reserve Draw Amount                                          0.00                 0.00                 0.00                   0.00
Available Reserve Account Amount                             0.00                 0.00                 0.00                   0.00
Reserve Account Surplus                                      0.00                 0.00                 0.00                   0.00

Coupon  July 15, 2003 to August 14, 2003                  1.2469%              1.4469%              1.9569%
Monthly Interest Due                                   885,804.33            99,673.96           160,083.66           1,145,561.94
Outstanding Monthly Interest Due                             0.00                 0.00                 0.00                   0.00
Additional Interest Due                                      0.00                 0.00                 0.00                   0.00
Total Interest Due                                     885,804.33            99,673.96           160,083.66           1,145,561.94
Investor Default Amount                              3,941,071.11           382,164.47           453,820.31           4,777,055.89
Investor Monthly Fees Due                            1,375,000.00           133,333.33           158,333.33           1,666,666.67
Investor Additional Amounts Due
Total Due                                            6,201,875.45           615,171.76           772,237.30           7,589,284.50

Reallocated Investor Finance Charge Collections                                                                      15,873,862.03
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.0656%
Base Rate                                                                                                                  3.3112%


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions        Class A               Class B                 Interest               Total
--------------------------------------------        -------               -------                 --------               -----

Beginning Certificates Balance                   825,000,000.00        80,000,000.00          95,000,000.00       1,000,000,000.00
Interest Distributions                               885,804.33            99,673.96             160,083.66           1,145,561.94
Principal Deposits - Prin. Funding Account                 0.00                 0.00                   0.00                   0.00
Principal Distributions                                    0.00                 0.00                   0.00                   0.00
Total Distributions                                  885,804.33            99,673.96             160,083.66           1,145,561.94
Ending Certificates Balance                      825,000,000.00        80,000,000.00          95,000,000.00       1,000,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.07

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.07

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                 $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs per $1,000 original
       certificate principal amount:                                     $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.25

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.25

   3.  Amount of the distribution in respect of class B outstanding
       monthly interest:                                                 $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $160,083.66

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $160,083.66

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral Interest
       Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $13,095,936.18

       a. Class A Monthly Interest:                                $885,804.33
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $3,941,071.11
       e. Excess Spread:                                         $8,269,060.73

   2.  Class B Available Funds:                                  $1,269,908.96

       a. Class B Monthly Interest:                                 $99,673.96
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,170,235.01

   3.  Collateral Available Funds:                               $1,508,016.89

       a. Excess Spread:                                         $1,508,016.89

   4.  Total Excess Spread:                                     $10,947,312.63

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               86.1719%

   2.  Series 1999-3 Allocable Principal
       Collections:                                            $237,785,888.44

   3.  Principal Allocation Percentage of
       Series 1999-3 Allocable Principal Collections:          $204,904,508.57

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $204,904,508.57

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $4,777,055.89

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $209,681,564.46

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                               $95,000,000.00

   2.  Required Collateral Invested Amount                      $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $209,681,564.46

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge
Collections Allocated to Series 1999-3

   1.  Excess Spread:                                           $10,947,312.63
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $382,164.47

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $160,083.66
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $453,820.31
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $8,284,577.53

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.3112%
       b. Prior Monthly Period                                         3.5206%
       c. Second Prior Monthly Period                                  3.4558%

   2.  Three Month Average Base Rate                                   3.4292%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.0656%
       b. Prior Monthly Period                                        12.5993%
       c. Second Prior Monthly Period                                 12.6612%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.7754%


V. Series 1999-5 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                  Series               Total Investor            Transferors
A. Investor/Transferor Allocations             Allocations                Interest                 Interest
----------------------------------             -----------                --------                 --------

Beginning Invested /Transferor Amount            580,235,862.30          500,000,000.00          80,235,862.30
Beginning Adjusted Invested Amount                          N/A          500,000,000.00                    N/A
Floating Allocation Percentage                              N/A                86.1719%               13.8282%
Principal Allocation Percentage                             N/A                86.1719%               13.8282%
Collections of Finance Chg. Receivables            9,210,584.03            7,936,931.02           1,273,653.01
Collections of Principal Receivables             118,892,944.22          102,452,254.29          16,440,689.93
Defaulted Amount                                   2,771,819.15            2,388,527.95             383,291.20

Ending Invested / Transferor Amounts             573,355,623.40          500,000,000.00          73,355,623.40


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements             Class A                  Class B                   Interest            Total
--------------------------------------             -------                  -------                   --------            -----

Principal Funding Account                                0.00                    0.00                     0.00                0.00
Investment Proceeds for Monthly Period                   0.00                    0.00                     0.00                0.00
Reserve Draw Amount                                      0.00                    0.00                     0.00                0.00
Available Reserve Account Amount                         0.00                    0.00                     0.00                0.00
Reserve Account Surplus                                  0.00                    0.00                     0.00                0.00

Coupon  July 15, 2003 to August 14, 2003              1.3469%                 1.5869%                  2.0069%
Monthly Interest Due                               478,423.00               54,659.20                82,086.97          615,169.17
Outstanding Monthly Interest Due                         0.00                    0.00                     0.00                0.00
Additional Interest Due                                  0.00                    0.00                     0.00                0.00
Total Interest Due                                 478,423.00               54,659.20                82,086.97          615,169.17
Investor Default Amount                          1,970,535.56              191,082.24               226,910.15        2,388,527.95
Investor Monthly Fees Due                          687,500.00               66,666.67                79,166.67          833,333.33
Investor Additional Amounts Due
Total Due                                        3,136,458.56              312,408.10               388,163.79        3,837,030.45

Reallocated Investor Finance Charge Collections                                                                       7,936,931.02
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.0656%
Base Rate                                                                                                                  3.4110%


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions       Class A                 Class B                 Interest               Total
--------------------------------------------       -------                 -------                 --------               -----

Beginning Certificates Balance                  412,500,000.00          40,000,000.00          47,500,000.00         500,000,000.00
Interest Distributions                              478,423.00              54,659.20              82,086.97             615,169.17
Principal Deposits - Prin. Funding Account                0.00                   0.00                   0.00                   0.00
Principal Distributions                                   0.00                   0.00                   0.00                   0.00
Total Distributions                                 478,423.00              54,659.20              82,086.97             615,169.17
Ending Certificates Balance                     412,500,000.00          40,000,000.00          47,500,000.00         500,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.16

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.16

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                 $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs per $1,000 original
       certificate principal amount:                                     $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution Date:             $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.37

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.37

   3.  Amount of the distribution in respect of class B outstanding
       monthly interest:                                                 $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $82,086.97

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $82,086.97

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral Interest
       Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $6,547,968.09

       a. Class A Monthly Interest:                                $478,423.00
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $1,970,535.56
       e. Excess Spread:                                         $4,099,009.53

   2.  Class B Available Funds:                                    $634,954.48

       a. Class B Monthly Interest:                                 $54,659.20
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $580,295.28

   3.  Collateral Available Funds:                                 $754,008.45

       a. Excess Spread:                                           $754,008.45

   4. Total Excess Spread:                                       $5,433,313.26

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               86.1719%

   2.  Series 1999-5 Allocable Principal
       Collections:                                            $118,892,944.22

   3.  Principal Allocation Percentage of
       Series 1999-5 Allocable Principal Collections:          $102,452,254.29

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $102,452,254.29

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-5:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $2,388,527.95

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $104,840,782.23

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                               $47,500,000.00

   2.  Required Collateral Invested Amount                      $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $104,840,782.23

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge
Collections Allocated to Series 1999-5

   1.  Excess Spread:                                            $5,433,313.26
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $191,082.24

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $82,086.97
   9.  Applied to unpaid Monthly Servicing Fee:                    $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $226,910.15
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $4,099,900.57

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.4110%
       b. Prior Monthly Period                                         3.6205%
       c. Second Prior Monthly Period                                  3.5556%

   2.  Three Month Average Base Rate                                   3.5290%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.0656%
       b. Prior Monthly Period                                        12.5993%
       c. Second Prior Monthly Period                                 12.6612%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.7754%


VI. Series 2000-1 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                 Series                 Total Investor            Transferors
A. Investor/Transferor Allocations            Allocations                  Interest                Interest
----------------------------------            -----------                  --------                --------

Beginning Invested /Transferor Amount         580,235,862.30            500,000,000.00          80,235,862.30
Beginning Adjusted Invested Amount                       N/A            500,000,000.00                    N/A
Floating Allocation Percentage                           N/A                  86.1719%               13.8282%
Principal Allocation Percentage                          N/A                  86.1719%               13.8282%
Collections of Finance Chg. Receivables         9,210,584.03              7,936,931.02           1,273,653.01
Collections of Principal Receivables          118,892,944.22            102,452,254.29          16,440,689.93
Defaulted Amount                                2,771,819.15              2,388,527.95             383,291.20

Ending Invested / Transferor Amounts          573,355,623.40            500,000,000.00          73,355,623.40


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements              Class A                    Class B                Interest              Total
--------------------------------------              -------                    -------                --------              -----

Principal Funding Account                                0.00                      0.00                  0.00                  0.00
Investment Proceeds for Monthly Period                   0.00                      0.00                  0.00                  0.00
Reserve Draw Amount                                      0.00                      0.00                  0.00                  0.00
Available Reserve Account Amount                         0.00                      0.00                  0.00                  0.00
Reserve Account Surplus                                  0.00                      0.00                  0.00                  0.00

Coupon  July 15, 2003 to August 14, 2003              7.2000%                   7.4000%               2.0069%
Monthly Interest Due                             2,595,000.00                185,000.00             64,805.50          2,844,805.50
Outstanding Monthly Interest Due                         0.00                      0.00                  0.00                  0.00
Additional Interest Due                                  0.00                      0.00                  0.00                  0.00
Total Interest Due                               2,595,000.00                185,000.00             64,805.50          2,844,805.50
Investor Default Amount                          2,066,076.67                143,311.68            179,139.60          2,388,527.95
Investor Monthly Fees Due                          720,833.33                 50,000.00             62,500.00            833,333.33
Investor Additional Amounts Due
Total Due                                        5,381,910.01                378,311.68            306,445.10          6,066,666.78

Reallocated Investor Finance Charge Collections                                                                        7,936,931.02
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            13.0656%
Base Rate                                                                                                                   8.6614%


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions        Class A                    Class B              Interest               Total
--------------------------------------------        -------                    -------              --------               -----

Beginning Certificates Balance                  432,500,000.00             30,000,000.00       37,500,000.00         500,000,000.00
Interest Distributions                            2,595,000.00                185,000.00           64,805.50           2,844,805.50
Principal Deposits - Prin. Funding Account                0.00                      0.00                0.00                   0.00
Principal Distributions                                   0.00                      0.00                0.00                   0.00
Total Distributions                               2,595,000.00                185,000.00           64,805.50           2,844,805.50
Ending Certificates Balance                     432,500,000.00             30,000,000.00       37,500,000.00         500,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $6.00

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $6.00

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                 $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $6.17

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $6.17

   3.  Amount of the distribution in respect of class B outstanding
       monthly interest:                                                 $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $64,805.50

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $64,805.50

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral Interest
       Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $6,865,445.33

       a. Class A Monthly Interest:                              $2,595,000.00
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,066,076.67
       e. Excess Spread:                                         $2,204,368.66

   2.  Class B Available Funds:                                    $476,215.86

       a. Class B Monthly Interest:                                $185,000.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $291,215.86

   3.  Collateral Available Funds:                                 $595,269.83

       a. Excess Spread:                                           $595,269.83

   4. Total Excess Spread:                                       $3,090,854.34

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               86.1719%

   2.  Series 2000-1 Allocable Principal
       Collections:                                            $118,892,944.22

   3.  Principal Allocation Percentage of
       Series 2000-1 Allocable Principal Collections:          $102,452,254.29

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $102,452,254.29

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $2,388,527.95

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $104,840,782.23

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                               $37,500,000.00

   2.  Required Collateral Invested Amount                      $37,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $104,840,782.23

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge
Collections Allocated to Series 2000-1

   1.  Excess Spread:                                            $3,090,854.34
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $143,311.68

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $64,805.50
   9.  Applied to unpaid Monthly Servicing Fee:                    $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $179,139.60
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $1,870,264.24

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       8.6614%
       b. Prior Monthly Period                                         9.2538%
       c. Second Prior Monthly Period                                  8.4110%

   2.  Three Month Average Base Rate                                   8.7754%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.0656%
       b. Prior Monthly Period                                        12.5993%
       c. Second Prior Monthly Period                                 12.6612%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.7754%


VII. Series 2000-2 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                   Series               Total Investor            Transferors
A. Investor/Transferor Allocations               Allocations               Interest                 Interest

Beginning Invested /Transferor Amount           580,235,862.30          500,000,000.00          80,235,862.30
Beginning Adjusted Invested Amount                         N/A          500,000,000.00                    N/A
Floating Allocation Percentage                             N/A                86.1719%               13.8282%
Principal Allocation Percentage                            N/A                86.1719%               13.8282%
Collections of Finance Chg. Receivables           9,210,584.03            7,936,931.02           1,273,653.01
Collections of Principal Receivables            118,892,944.22          102,452,254.29          16,440,689.93
Defaulted Amount                                  2,771,819.15            2,388,527.95             383,291.20

Ending Invested / Transferor Amounts            573,355,623.40          500,000,000.00          73,355,623.40


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements               Class A                  Class B                 Interest              Total
--------------------------------------               -------                  -------                 --------              -----

Principal Funding Account                                 0.00                    0.00                   0.00                  0.00
Investment Proceeds for Monthly Period                    0.00                    0.00                   0.00                  0.00
Reserve Draw Amount                                       0.00                    0.00                   0.00                  0.00
Available Reserve Account Amount                          0.00                    0.00                   0.00                  0.00
Reserve Account Surplus                                   0.00                    0.00                   0.00                  0.00

Coupon  July 15, 2003 to August 14, 2003               1.2719%                 1.4569%                2.0069%
Monthly Interest Due                                451,782.38               50,181.42              82,086.97            584,050.76
Outstanding Monthly Interest Due                          0.00                    0.00                   0.00                  0.00
Additional Interest Due                                   0.00                    0.00                   0.00                  0.00
Total Interest Due                                  451,782.38               50,181.42              82,086.97            584,050.76
Investor Default Amount                           1,970,535.56              191,082.24             226,910.15          2,388,527.95
Investor Monthly Fees Due                           687,500.00               66,666.67              79,166.67            833,333.33
Investor Additional Amounts Due
Total Due                                         3,109,817.93              307,930.32             388,163.79          3,805,912.04

Reallocated Investor Finance Charge Collections                                                                        7,936,931.02
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            13.0656%
Base Rate                                                                                                                   3.3377%


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions      Class A                  Class B                Interest             Total
--------------------------------------------      -------                  -------                --------            -----

Beginning Certificates Balance                  412,500,000.00           40,000,000.00          47,500,000.00        500,000,000.00
Interest Distributions                              451,782.38               50,181.42              82,086.97            584,050.76
Principal Deposits - Prin. Funding Account                0.00                    0.00                   0.00                  0.00
Principal Distributions                                   0.00                    0.00                   0.00                  0.00
Total Distributions                                 451,782.38               50,181.42              82,086.97            584,050.76
Ending Certificates Balance                     412,500,000.00           40,000,000.00          47,500,000.00        500,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.10

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.10

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                 $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution Date:             $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.25

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.25

   3.  Amount of the distribution in respect of class B outstanding
       monthly interest:                                                 $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $82,086.97

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $82,086.97

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral Interest
       Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $6,547,968.09

       a. Class A Monthly Interest:                                $451,782.38
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $1,970,535.56
       e. Excess Spread:                                         $4,125,650.16

   2.  Class B Available Funds:                                    $634,954.48

       a. Class B Monthly Interest:                                 $50,181.42
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $584,773.06

   3.  Collateral Available Funds:                                 $754,008.45

       a. Excess Spread:                                           $754,008.45

   4.  Total Excess Spread:                                      $5,464,431.66

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               86.1719%

   2.  Series 2000-2 Allocable Principal
       Collections:                                            $118,892,944.22

   3.  Principal Allocation Percentage of
       Series 2000-2 Allocable Principal Collections:          $102,452,254.29

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $102,452,254.29

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $2,388,527.95

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $104,840,782.23

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                               $47,500,000.00

   2.  Required Collateral Invested Amount                      $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $104,840,782.23

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge
Collections Allocated to Series 2000-2

   1.  Excess Spread:                                            $5,464,431.66
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $191,082.24

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $82,086.97
   9.  Applied to unpaid Monthly Servicing Fee:                    $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $226,910.15
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $4,131,018.97

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.3377%
       b. Prior Monthly Period                                         3.5472%
       c. Second Prior Monthly Period                                  3.4823%

   2.  Three Month Average Base Rate                                   3.4557%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.0656%
       b. Prior Monthly Period                                        12.5993%
       c. Second Prior Monthly Period                                 12.6612%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.7754%


VIII. Series 2000-3 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                Series               Total Investor            Transferors
A. Investor/Transferor Allocations           Allocations                Interest                 Interest
----------------------------------           -----------                --------                --------

Beginning Invested /Transferor Amount       1,160,471,724.60       1,000,000,000.00         160,471,724.60
Beginning Adjusted Invested Amount                       N/A       1,000,000,000.00                    N/A
Floating Allocation Percentage                           N/A               86.1719%               13.8282%
Principal Allocation Percentage                          N/A               86.1719%               13.8282%
Collections of Finance Chg. Receivables        18,421,168.05          15,873,862.03           2,547,306.02
Collections of Principal Receivables          237,785,888.44         204,904,508.57          32,881,379.87
Defaulted Amount                                5,543,638.29           4,777,055.89             766,582.40

Ending Invested / Transferor Amounts        1,146,711,246.79       1,000,000,000.00         146,711,246.79


------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements         Class A                 Class B                  Interest                Total
--------------------------------------         -------                 -------                  --------                -----

Principal Funding Account                              0.00                   0.00                    0.00                    0.00
Investment Proceeds for Monthly Period                 0.00                   0.00                    0.00                    0.00
Reserve Draw Amount                                    0.00                   0.00                    0.00                    0.00
Available Reserve Account Amount                       0.00                   0.00                    0.00                    0.00
Reserve Account Surplus                                0.00                   0.00                    0.00                    0.00

Coupon  July 15, 2003 to August 14, 2003            1.2669%                1.4569%                 1.9069%
Monthly Interest Due                             900,012.67             100,362.84              155,993.38            1,156,368.89
Outstanding Monthly Interest Due                       0.00                   0.00                    0.00                    0.00
Additional Interest Due                                0.00                   0.00                    0.00                    0.00
Total Interest Due                               900,012.67             100,362.84              155,993.38            1,156,368.89
Investor Default Amount                        3,941,071.11             382,164.47              453,820.31            4,777,055.89
Investor Monthly Fees Due                      1,375,000.00             133,333.33              158,333.33            1,666,666.67
Investor Additional Amounts Due
Total Due                                      6,216,083.78             615,860.65              768,147.02            7,600,091.45

Reallocated Investor Finance Charge Collections                                                                      15,873,862.03
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.0656%
Base Rate                                                                                                                  3.3239%


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions       Class A                Class B                 Interest                Total
--------------------------------------------       -------                -------                 --------                -----

Beginning Certificates Balance                  825,000,000.00         80,000,000.00          95,000,000.00        1,000,000,000.00
Interest Distributions                              900,012.67            100,362.84             155,993.38            1,156,368.89
Principal Deposits - Prin. Funding Account                0.00                  0.00                   0.00                    0.00
Principal Distributions                                   0.00                  0.00                   0.00                    0.00
Total Distributions                                 900,012.67            100,362.84             155,993.38            1,156,368.89
Ending Certificates Balance                     825,000,000.00         80,000,000.00          95,000,000.00        1,000,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.09

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.09

   3.  Amount of the distribution in respect of Class A
       Outstanding Monthly Interest:                                     $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution Date:             $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.25

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.25

   3.  Amount of the distribution in respect of class B outstanding
       monthly interest:                                                 $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $155,993.38

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $155,993.38

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral Interest
       Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $13,095,936.18

       a. Class A Monthly Interest:                                $900,012.67
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $3,941,071.11
       e. Excess Spread:                                         $8,254,852.40

   2.  Class B Available Funds:                                  $1,269,908.96

       a. Class B Monthly Interest:                                $100,362.84
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,169,546.12

   3.  Collateral Available Funds:                               $1,508,016.89

       a. Excess Spread:                                         $1,508,016.89

   4.  Total Excess Spread:                                     $10,932,415.41

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               86.1719%

   2.  Series 2000-3 Allocable Principal
       Collections:                                            $237,785,888.44

   3.  Principal Allocation Percentage of
       Series 2000-3 Allocable Principal Collections:          $204,904,508.57

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $204,904,508.57

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $4,777,055.89

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $209,681,564.46

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                               $95,000,000.00

   2.  Required Collateral Invested Amount                      $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $209,681,564.46

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge
Collections Allocated to Series 2000-3

   1.  Excess Spread:                                           $10,932,415.41
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $382,164.47

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $155,993.38
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $453,820.31
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $8,273,770.59

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.3239%
       b. Prior Monthly Period                                         3.5334%
       c. Second Prior Monthly Period                                  3.4685%

   2.  Three Month Average Base Rate                                   3.4419%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.0656%
       b. Prior Monthly Period                                        12.5993%
       c. Second Prior Monthly Period                                 12.6612%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.7754%


IX. Series 2000-4 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                Series                 Total Investor          Transferors
A. Investor/Transferor Allocations            Allocations                 Interest               Interest
----------------------------------            -----------                 --------               --------

Beginning Invested /Transferor Amount        1,406,633,307.77        1,212,122,000.00       194,511,307.77
Beginning Adjusted Invested Amount                        N/A        1,212,122,000.00                  N/A
Floating Allocation Percentage                            N/A                86.1719%             13.8282%
Principal Allocation Percentage                           N/A                86.1719%             13.8282%
Collections of Finance Chg. Receivables         22,328,703.06           19,241,950.40         3,087,645.66
Collections of Principal Receivables           288,225,506.67          248,369,262.74        39,856,243.93
Defaulted Amount                                 6,719,565.93            5,790,374.54           929,191.39

Ending Invested / Transferor Amounts         1,389,953,929.89        1,212,122,000.00       177,831,929.89


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements           Class A                  Class B                 Interest               Total
--------------------------------------           -------                  -------                 --------               -----

Principal Funding Account                               0.00                    0.00                   0.00                   0.00
Investment Proceeds for Monthly Period                  0.00                    0.00                   0.00                   0.00
Reserve Draw Amount                                     0.00                    0.00                   0.00                   0.00
Available Reserve Account Amount                        0.00                    0.00                   0.00                   0.00
Reserve Account Surplus                                 0.00                    0.00                   0.00                   0.00

Coupon  July 15, 2003 to August 14, 2003             1.2437%                 1.4688%                1.9569%
Monthly Interest Due                            1,071,006.94              122,643.48             194,041.61           1,387,692.04
Outstanding Monthly Interest Due                        0.00                    0.00                   0.00                   0.00
Additional Interest Due                                 0.00                    0.00                   0.00                   0.00
Total Interest Due                              1,071,006.94              122,643.48             194,041.61           1,387,692.04
Investor Default Amount                         4,777,055.89              463,231.11             550,087.54           5,790,374.54
Investor Monthly Fees Due                       1,666,666.67              161,616.67             191,920.00           2,020,203.33
Investor Additional Amounts Due
Total Due                                       7,514,729.50              747,491.26             936,049.15           9,198,269.91

Reallocated Investor Finance Charge Collections                                                                      19,241,057.40
Interest and Principal Funding Investment Proceeds                                                                          893.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.0665%
Base Rate                                                                                                                  3.3103%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions      Class A               Class B                 Interest               Total
--------------------------------------------      -------               -------                 --------               -----

Beginning Certificates Balance                 1,000,000,000.00        96,970,000.00         115,152,000.00       1,212,122,000.00
Interest Distributions                             1,071,006.94           122,643.48             194,041.61           1,387,692.04
Interest Deposits - Interest Funding Account      (1,071,006.94)         (122,643.48)                  0.00          (1,193,650.43)
Interest Funding Account Distributions                     0.00                 0.00                   0.00                   0.00
Principal Deposits - Prin. Funding Account                 0.00                 0.00                   0.00                   0.00
Principal Distributions                                    0.00                 0.00                   0.00                   0.00
Total Distributions                                        0.00                 0.00             194,041.61             194,041.61
Ending Interest Funding Account Balance            2,072,916.67           237,374.48                   0.00           2,310,291.15
Ending Certificates Balance                    1,000,000,000.00        96,970,000.00         115,152,000.00       1,212,122,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.07

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.07

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                 $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.26

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.26

   3.  Amount of the distribution in respect of class B outstanding
       monthly interest:                                                 $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $194,041.61

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $194,041.61

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral Interest
       Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds (Includes Int. Income from IFA): $15,874,755.03

       a. Class A Monthly Interest:                              $1,071,006.94
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $4,777,055.89
       e. Excess Spread:                                        $10,026,692.20

   2.  Class B Available Funds:                                  $1,539,288.40

       a. Class B Monthly Interest:                                $122,643.48
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,416,644.92

   3.  Collateral Available Funds:                               $1,827,906.96

       a. Excess Spread:                                         $1,827,906.96

   4.  Total Excess Spread:                                     $13,271,244.08

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               86.1719%

   2.  Series 2000-4 Allocable Principal
       Collections:                                            $288,225,506.67

   3.  Principal Allocation Percentage of
       Series 2000-4 Allocable Principal Collections:          $248,369,262.74

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $248,369,262.74

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-4:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $5,790,374.54

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $254,159,637.28

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $115,152,000.00

   2.  Required Collateral Invested Amount                     $115,152,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $254,159,637.28

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge
Collections Allocated to Series 2000-4

   1.  Excess Spread:                                           $13,271,244.08
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $463,231.11

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $194,041.61
   9.  Applied to unpaid Monthly Servicing Fee:                  $2,020,203.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $550,087.54
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                 $10,043,680.48

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.3103%
       b. Prior Monthly Period                                         3.4527%
       c. Second Prior Monthly Period                                  3.3970%

   2.  Three Month Average Base Rate                                   3.3867%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.0665%
       b. Prior Monthly Period                                        12.5993%
       c. Second Prior Monthly Period                                 12.6636%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.7764%

X. Series 2000-5 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                    Series               Total Investor           Transferors
A. Investor/Transferor Allocations              Allocations                 Interest                Interest
----------------------------------              -----------                 --------                --------

Beginning Invested /Transferor Amount           914,310,141.44          787,878,000.00         126,432,141.44
Beginning Adjusted Invested Amount                         N/A          787,878,000.00                    N/A
Floating Allocation Percentage                             N/A                86.1719%               13.8282%
Principal Allocation Percentage                            N/A                86.1719%               13.8282%
Collections of Finance Chg. Receivables          14,513,633.04           12,506,666.67           2,006,966.37
Collections of Principal Receivables            187,346,270.21          161,439,754.40          25,906,515.81
Defaulted Amount                                  4,367,710.65            3,763,737.24             603,973.41

Ending Invested / Transferor Amounts            903,468,563.70          787,878,000.00         115,590,563.70


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements            Class A                  Class B                 Interest               Total
--------------------------------------            -------                  -------                 --------               -----

Principal Funding Account                                0.00                    0.00                   0.00                   0.00
Investment Proceeds for Monthly Period                   0.00                    0.00                   0.00                   0.00
Reserve Draw Amount                                      0.00                    0.00                   0.00                   0.00
Available Reserve Account Amount                         0.00                    0.00                   0.00                   0.00
Reserve Account Surplus                                  0.00                    0.00                   0.00                   0.00

Coupon  July 15, 2003 to August 14, 2003              1.2469%                 1.4869%                1.9569%
Monthly Interest Due                               697,906.44               80,701.65             126,125.70             904,733.79
Outstanding Monthly Interest Due                         0.00                    0.00                   0.00                   0.00
Additional Interest Due                                  0.00                    0.00                   0.00                   0.00
Total Interest Due                                 697,906.44               80,701.65             126,125.70             904,733.79
Investor Default Amount                          3,105,086.33              301,097.83             357,553.08           3,763,737.24
Investor Monthly Fees Due                        1,083,333.33              105,050.00             124,746.67           1,313,130.00
Investor Additional Amounts Due
Total Due                                        4,886,326.11              486,849.48             608,425.45           5,981,601.04

Reallocated Investor Finance Charge Collections                                                                       12,506,666.67
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            13.0656%
Base Rate                                                                                                                   3.3144%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions       Class A                Class B                 Interest                 Total
--------------------------------------------       -------                -------                 --------                 -----

Beginning Certificates Balance                   650,000,000.00         63,030,000.00          74,848,000.00         787,878,000.00
Interest Distributions                               697,906.44             80,701.65             126,125.70             904,733.79
Principal Deposits - Prin. Funding Account                 0.00                  0.00                   0.00                   0.00
Principal Distributions                                    0.00                  0.00                   0.00                   0.00
Total Distributions                                  697,906.44             80,701.65             126,125.70             904,733.79
Ending Certificates Balance                      650,000,000.00         63,030,000.00          74,848,000.00         787,878,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.07

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.07

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                 $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.28

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.28

   3.  Amount of the distribution in respect of class B outstanding
       monthly interest:                                                 $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above, per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $126,125.70

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $126,125.70

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral Interest
       Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $10,318,010.32

       a. Class A Monthly Interest:                                $697,906.44
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $3,105,086.33
       e. Excess Spread:                                         $6,515,017.55

   2.  Class B Available Funds:                                  $1,000,529.52

       a. Class B Monthly Interest:                                 $80,701.65
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $919,827.87

   3.  Collateral Available Funds:                               $1,188,126.83

       a. Excess Spread:                                         $1,188,126.83

   4.  Total Excess Spread:                                      $8,622,972.25

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               86.1719%

   2.  Series 2000-5 Allocable Principal
       Collections:                                            $187,346,270.21

   3.  Principal Allocation Percentage of
       Series 2000-5 Allocable Principal Collections:          $161,439,754.40

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $161,439,754.40

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-5:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,763,737.24

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $165,203,491.65

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                               $74,848,000.00

   2.  Required Collateral Invested Amount                      $74,848,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $165,203,491.65

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge
Collections Allocated to Series 2000-5

   1.  Excess Spread:                                            $8,622,972.25
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $301,097.83

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $126,125.70
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,313,130.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $357,553.08
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $6,525,065.63

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.3144%
       b. Prior Monthly Period                                         3.5239%
       c. Second Prior Monthly Period                                  3.4590%

   2.  Three Month Average Base Rate                                   3.4324%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.0656%
       b. Prior Monthly Period                                        12.5993%
       c. Second Prior Monthly Period                                 12.6612%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.7754%

XI. Series 2001-1 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                    Series                 Total Investor          Transferors
A. Investor/Transferor Allocations               Allocations                 Interest                Interest
----------------------------------               -----------                 --------                --------

Beginning Invested /Transferor Amount          870,353,793.45            750,000,000.00         120,353,793.45
Beginning Adjusted Invested Amount                        N/A            750,000,000.00                    N/A
Floating Allocation Percentage                            N/A                  86.1719%               13.8282%
Principal Allocation Percentage                           N/A                  86.1719%               13.8282%
Collections of Finance Chg. Receivables         13,815,876.04             11,905,396.53           1,910,479.51
Collections of Principal Receivables           178,339,416.33            153,678,381.43          24,661,034.90
Defaulted Amount                                 4,157,728.72              3,582,791.92             574,936.80

Ending Invested / Transferor Amounts           860,033,435.09            750,000,000.00         110,033,435.09


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements           Class A                    Class B                 Interest              Total
--------------------------------------           -------                    -------                 --------              -----

Principal Funding Account                              0.00                      0.00                   0.00                  0.00
Investment Proceeds for Monthly Period                 0.00                      0.00                   0.00                  0.00
Reserve Draw Amount                                    0.00                      0.00                   0.00                  0.00
Available Reserve Account Amount                       0.00                      0.00                   0.00                  0.00
Reserve Account Surplus                                0.00                      0.00                   0.00                  0.00

Coupon  July 15, 2003 to August 14, 2003            1.2469%                   1.5269%                2.0569%
Monthly Interest Due                             664,353.25                 78,888.80             126,198.16            869,440.21
Outstanding Monthly Interest Due                       0.00                      0.00                   0.00                  0.00
Additional Interest Due                                0.00                      0.00                   0.00                  0.00
Total Interest Due                               664,353.25                 78,888.80             126,198.16            869,440.21
Investor Default Amount                        2,955,803.33                286,623.35             340,365.23          3,582,791.92
Investor Monthly Fees Due                      1,031,250.00                100,000.00             118,750.00          1,250,000.00
Investor Additional Amounts Due
Total Due                                      4,651,406.58                465,512.15             585,313.39          5,702,232.13

Reallocated Investor Finance Charge Collections                                                                      11,905,396.53
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.0656%
Base Rate                                                                                                                  3.3273%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions        Class A                    Class B               Interest           Total
--------------------------------------------        -------                    -------               --------           -----

Beginning Certificates Balance                 618,750,000.00             60,000,000.00        71,250,000.00        750,000,000.00
Interest Distributions                             664,353.25                 78,888.80           126,198.16            869,440.21
Principal Deposits - Prin. Funding Account               0.00                      0.00                 0.00                  0.00
Principal Distributions                                  0.00                      0.00                 0.00                  0.00
Total Distributions                                664,353.25                 78,888.80           126,198.16            869,440.21
Ending Certificates Balance                    618,750,000.00             60,000,000.00        71,250,000.00        750,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.07

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.07

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                 $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs per $1,000 original
       certificate principal amount:                                     $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.31

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.31

   3.  Amount of the distribution in respect of class B outstanding
       monthly interest:                                                 $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $126,198.16

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $126,198.16

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral Interest
       Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $9,821,952.13

       a. Class A Monthly Interest:                                $664,353.25
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,955,803.33
       e. Excess Spread:                                         $6,201,795.55

   2.  Class B Available Funds:                                    $952,431.72

       a. Class B Monthly Interest:                                 $78,888.80
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $873,542.92

   3.  Collateral Available Funds:                               $1,131,012.67

       a. Excess Spread:                                         $1,131,012.67

   4. Total Excess Spread:                                       $8,206,351.14

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               86.1719%

   2.  Series 2001-1 Allocable Principal
       Collections:                                            $178,339,416.33

   3.  Principal Allocation Percentage of
       Series 2001-1 Allocable Principal Collections:          $153,678,381.43

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $153,678,381.43

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-1:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,582,791.92

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $157,261,173.35

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                               $71,250,000.00

   2.  Required Collateral Invested Amount                      $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $157,261,173.35

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge
Collections Allocated to Series 2001-1

   1.  Excess Spread:                                            $8,206,351.14
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00

   4. Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $286,623.35

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $126,198.16
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,250,000.00
  10.  Collateral Default Amount treated as
       Available Principal Collections:                            $340,365.23
  11.  Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
  12.  Deposited to Reserve Account:                                     $0.00
  13.  Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
  l4.  Balance:                                                  $6,203,164.40

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.3273%
       b. Prior Monthly Period                                         3.5368%
       c. Second Prior Monthly Period                                  3.4719%

   2.  Three Month Average Base Rate                                   3.4453%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.0656%
       b. Prior Monthly Period                                        12.5993%
       c. Second Prior Monthly Period                                 12.6612%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.7754%

XII. Series 2001-2 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                  Series                 Total Investor            Transferors
A. Investor/Transferor Allocations              Allocations                 Interest                Interest
----------------------------------              -----------                 --------                --------

Beginning Invested /Transferor Amount          290,117,931.15            250,000,000.00          40,117,931.15
Beginning Adjusted Invested Amount                        N/A            250,000,000.00                    N/A
Floating Allocation Percentage                            N/A                  86.1719%               13.8282%
Principal Allocation Percentage                           N/A                  86.1719%               13.8282%
Collections of Finance Chg. Receivables          4,605,292.01              3,968,465.51             636,826.50
Collections of Principal Receivables            59,446,472.11             51,226,127.14           8,220,344.97
Defaulted Amount                                 1,385,909.57              1,194,263.97             191,645.60

Ending Invested / Transferor Amounts           286,677,811.70            250,000,000.00          36,677,811.70


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements          Class A                    Class B                 Interest              Total
--------------------------------------          -------                    -------                 --------              -----

Principal Funding Account                              0.00                      0.00                   0.00                  0.00
Investment Proceeds for Monthly Period                 0.00                      0.00                   0.00                  0.00
Reserve Draw Amount                                    0.00                      0.00                   0.00                  0.00
Available Reserve Account Amount                       0.00                      0.00                   0.00                  0.00
Reserve Account Surplus                                0.00                      0.00                   0.00                  0.00

Coupon  July 15, 2003 to August 14, 2003            5.5300%                   5.8300%                1.9569%
Monthly Interest Due                             996,552.08                 72,875.00              31,595.46          1,101,022.54
Outstanding Monthly Interest Due                       0.00                      0.00                   0.00                  0.00
Additional Interest Due                                0.00                      0.00                   0.00                  0.00
Total Interest Due                               996,552.08                 72,875.00              31,595.46          1,101,022.54
Investor Default Amount                        1,033,038.34                 71,655.84              89,569.80          1,194,263.97
Investor Monthly Fees Due                        360,416.67                 25,000.00              31,250.00            416,666.67
Investor Additional Amounts Due
Total Due                                      2,390,007.09                169,530.84             152,415.26          2,711,953.18

Reallocated Investor Finance Charge Collections                                                                       3,968,465.51
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.0656%
Base Rate                                                                                                                  7.1478%


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions       Class A                 Class B                 Interest               Total
--------------------------------------------       -------                 -------                 --------               -----

Beginning Certificates Balance                  216,250,000.00          15,000,000.00          18,750,000.00         250,000,000.00
Interest Distributions                              996,552.08              72,875.00              31,595.46           1,101,022.54
Principal Deposits - Prin. Funding Account                0.00                   0.00                   0.00                   0.00
Principal Distributions                                   0.00                   0.00                   0.00                   0.00
Total Distributions                                 996,552.08              72,875.00              31,595.46           1,101,022.54
Ending Certificates Balance                     216,250,000.00          15,000,000.00          18,750,000.00         250,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $4.61

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $4.61

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                 $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs per $1,000 original
       certificate principal amount:                                     $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $4.86

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $4.86

   3.  Amount of the distribution in respect of class B outstanding
       monthly interest:                                                 $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $31,595.46

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $31,595.46

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral Interest
       Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $3,432,722.66

       a. Class A Monthly Interest:                                $996,552.08
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $1,033,038.34
       e. Excess Spread:                                         $1,403,132.24

   2.  Class B Available Funds:                                    $238,107.93

       a. Class B Monthly Interest:                                 $72,875.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $165,232.93

   3.  Collateral Available Funds:                                 $297,634.91

       a. Excess Spread:                                           $297,634.91

   4. Total Excess Spread:                                       $1,866,000.09

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               86.1719%

   2.  Series 2001-2 Allocable Principal
       Collections:                                             $59,446,472.11

   3.  Principal Allocation Percentage of
       Series 2001-2 Allocable Principal Collections:           $51,226,127.14

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                     $51,226,127.14

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-2:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $1,194,263.97

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                  $52,420,391.12

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                               $18,750,000.00

   2.  Required Collateral Invested Amount                      $18,750,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                 $52,420,391.12

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge
Collections Allocated to Series 2001-2

   1.  Excess Spread:                                            $1,866,000.09
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                     $71,655.84

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $31,595.46
   9.  Applied to unpaid Monthly Servicing Fee:                    $416,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                             $89,569.80
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $1,256,512.33

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       7.1478%
       b. Prior Monthly Period                                         7.6361%
       c. Second Prior Monthly Period                                  6.9446%

   2.  Three Month Average Base Rate                                   7.2428%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.0656%
       b. Prior Monthly Period                                        12.5993%
       c. Second Prior Monthly Period                                 12.6612%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.7754%

XIII. Series 2001-3 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                              Series                 Total Investor            Transferors
A. Investor/Transferor Allocations          Allocations                 Interest                 Interest
----------------------------------          -----------                 --------                 --------

Beginning Invested /Transferor Amount       870,353,793.45            750,000,000.00         120,353,793.45
Beginning Adjusted Invested Amount                     N/A            750,000,000.00                    N/A
Floating Allocation Percentage                         N/A                  86.1719%               13.8282%
Principal Allocation Percentage                        N/A                  86.1719%               13.8282%
Collections of Finance Chg. Receivables      13,815,876.04             11,905,396.53           1,910,479.51
Collections of Principal Receivables        178,339,416.33            153,678,381.43          24,661,034.90
Defaulted Amount                              4,157,728.72              3,582,791.92             574,936.80

Ending Invested / Transferor Amounts        860,033,435.09            750,000,000.00         110,033,435.09

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements          Class A                 Class B                 Interest                 Total
--------------------------------------          -------                 -------                 --------                 -----

Principal Funding Account                              0.00                   0.00                   0.00                     0.00
Investment Proceeds for Monthly Period                 0.00                   0.00                   0.00                     0.00
Reserve Draw Amount                                    0.00                   0.00                   0.00                     0.00
Available Reserve Account Amount                       0.00                   0.00                   0.00                     0.00
Reserve Account Surplus                                0.00                   0.00                   0.00                     0.00

Coupon  July 15, 2003 to August 14, 2003            1.2369%                1.4869%                1.9569%
Monthly Interest Due                             659,025.13              76,822.13             120,062.74               855,910.00
Outstanding Monthly Interest Due                       0.00                   0.00                   0.00                     0.00
Additional Interest Due                                0.00                   0.00                   0.00                     0.00
Total Interest Due                               659,025.13              76,822.13             120,062.74               855,910.00
Investor Default Amount                        2,955,803.33             286,623.35             340,365.23             3,582,791.92
Investor Monthly Fees Due                      1,031,250.00             100,000.00             118,750.00             1,250,000.00
Investor Additional Amounts Due
Total Due                                      4,646,078.46             463,445.49             579,177.97             5,688,701.92

Reallocated Investor Finance Charge Collections                                                                      11,905,396.53
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.0656%
Base Rate                                                                                                                  3.3061%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions      Class A                Class B                 Interest                 Total
--------------------------------------------      -------                -------                 --------                 -----

Beginning Certificates Balance               618,750,000.00          60,000,000.00          71,250,000.00           750,000,000.00
Interest Distributions                           659,025.13              76,822.13             120,062.74               855,910.00
Principal Deposits - Prin. Funding Account             0.00                   0.00                   0.00                     0.00
Principal Distributions                                0.00                   0.00                   0.00                     0.00
Total Distributions                              659,025.13              76,822.13             120,062.74               855,910.00
Ending Certificates Balance                  618,750,000.00          60,000,000.00          71,250,000.00           750,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.07

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.07

   3.  Amount of the distribution in respect of Class A
       Outstanding Monthly Interest:                                     $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs per $1,000 original
       certificate principal amount:                                     $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.28

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.28

   3.  Amount of the distribution in respect of class B outstanding
       monthly interest:                                                 $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $120,062.74

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $120,062.74

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral Interest
       Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $9,821,952.13

       a. Class A Monthly Interest:                                $659,025.13
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,955,803.33
       e. Excess Spread:                                         $6,207,123.67

   2.  Class B Available Funds:                                    $952,431.72

       a. Class B Monthly Interest:                                 $76,822.13
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $875,609.59

   3.  Collateral Available Funds:                               $1,131,012.67

       a. Excess Spread:                                         $1,131,012.67

   4.  Total Excess Spread:                                      $8,213,745.93

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               86.1719%

   2.  Series 2001-3 Allocable Principal
       Collections:                                            $178,339,416.33

   3.  Principal Allocation Percentage of
       Series 2001-3 Allocable Principal Collections:          $153,678,381.43

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $153,678,381.43

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-3:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,582,791.92

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $157,261,173.35

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                               $71,250,000.00

   2.  Required Collateral Invested Amount                      $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $157,261,173.35

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge
Collections Allocated to Series 2001-3

   1.  Excess Spread:                                            $8,213,745.93
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00

   4. Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $286,623.35

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $120,062.74
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,250,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $340,365.23
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $6,216,694.61

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.3061%
       b. Prior Monthly Period                                         3.5155%
       c. Second Prior Monthly Period                                  3.4507%

   2.  Three Month Average Base Rate                                   3.4241%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.0656%
       b. Prior Monthly Period                                        12.5993%
       c. Second Prior Monthly Period                                 12.6612%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.7754%

XIV. Series 2001-4 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                Series                 Total Investor         Transferors
A. Investor/Transferor Allocations          Allocations                   Interest              Interest
----------------------------------          -----------                   --------              --------

Beginning Invested /Transferor Amount      841,342,000.34            725,000,000.00         116,342,000.34
Beginning Adjusted Invested Amount                    N/A            725,000,000.00                    N/A
Floating Allocation Percentage                        N/A                  86.1719%               13.8282%
Principal Allocation Percentage                       N/A                  86.1719%               13.8282%
Collections of Finance Chg. Receivables     13,355,346.84             11,508,549.97           1,846,796.86
Collections of Principal Receivables       172,394,769.12            148,555,768.71          23,839,000.41
Defaulted Amount                             4,019,137.76              3,463,365.52             555,772.24

Ending Invested / Transferor Amounts       831,365,653.92            725,000,000.00         106,365,653.92


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements           Class A                 Class B                 Interest              Total
--------------------------------------           -------                 -------                 --------               -----

Principal Funding Account                              0.00                   0.00                   0.00                   0.00
Investment Proceeds for Monthly Period                 0.00                   0.00                   0.00                   0.00
Reserve Draw Amount                                    0.00                   0.00                   0.00                   0.00
Available Reserve Account Amount                       0.00                   0.00                   0.00                   0.00
Reserve Account Surplus                                0.00                   0.00                   0.00                   0.00

Coupon  July 15, 2003 to August 14, 2003            1.2369%                1.4869%                2.0569%
Monthly Interest Due                             637,057.62              74,261.40             121,991.55             833,310.57
Outstanding Monthly Interest Due                       0.00                   0.00                   0.00                   0.00
Additional Interest Due                                0.00                   0.00                   0.00                   0.00
Total Interest Due                               637,057.62              74,261.40             121,991.55             833,310.57
Investor Default Amount                        2,857,276.56             277,069.24             329,019.72           3,463,365.52
Investor Monthly Fees Due                        996,875.00              96,666.67             114,791.67           1,208,333.33
Investor Additional Amounts Due
Total Due                                      4,491,209.18             447,997.30             565,802.94           5,505,009.43

Reallocated Investor Finance Charge Collections                                                                    11,508,549.97
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         13.0656%
Base Rate                                                                                                                3.3157%


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions     Class A                   Class B                Interest             Total
--------------------------------------------     -------                   -------                --------             -----

Beginning Certificates Balance               598,125,000.00            58,000,000.00         68,875,000.00           725,000,000.00
Interest Distributions                           637,057.62                74,261.40            121,991.55               833,310.57
Principal Deposits - Prin. Funding Account             0.00                     0.00                  0.00                     0.00
Principal Distributions                                0.00                     0.00                  0.00                     0.00
Total Distributions                              637,057.62                74,261.40            121,991.55               833,310.57
Ending Certificates Balance                  598,125,000.00            58,000,000.00         68,875,000.00           725,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.07

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.07

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                 $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.28

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.28

   3.  Amount of the distribution in respect of class B outstanding
       monthly interest:                                                 $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $121,991.55

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $121,991.55

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral Interest
       Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $9,494,553.73

       a. Class A Monthly Interest:                                $637,057.62
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,857,276.56
       e. Excess Spread:                                         $6,000,219.55

   2.  Class B Available Funds:                                    $920,684.00

       a. Class B Monthly Interest:                                 $74,261.40
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $846,422.60

   3.  Collateral Available Funds:                               $1,093,312.25

       a. Excess Spread:                                         $1,093,312.25

   4. Total Excess Spread:                                       $7,939,954.40

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               86.1719%

   2.  Series 2001-4 Allocable Principal
       Collections:                                            $172,394,769.12

   3.  Principal Allocation Percentage of
       Series 2001-4 Allocable Principal Collections:          $148,555,768.71

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $148,555,768.71

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-4:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,463,365.52

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $152,019,134.24

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                               $68,875,000.00

   2.  Required Collateral Invested Amount                      $68,875,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $152,019,134.24

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge
Collections Allocated to Series 2001-4

   1.  Excess Spread:                                            $7,939,954.40
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $277,069.24

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $121,991.55
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,208,333.33
  10.  Collateral Default Amount treated as
       Available Principal Collections:                            $329,019.72
  11.  Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
  12.  Deposited to Reserve Account:                                     $0.00
  13.  Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
  l4.  Balance:                                                  $6,003,540.55

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.3157%
       b. Prior Monthly Period                                         3.5252%
       c. Second Prior Monthly Period                                  3.4603%

   2.  Three Month Average Base Rate                                   3.4337%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.0656%
       b. Prior Monthly Period                                        12.5993%
       c. Second Prior Monthly Period                                 12.6612%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.7754%

XV. Series 2001-5 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                  Series              Total Investor        Transferors
A. Investor/Transferor Allocations             Allocations               Interest             Interest
----------------------------------             -----------               --------             --------

Beginning Invested /Transferor Amount         580,235,862.30         500,000,000.00       80,235,862.30
Beginning Adjusted Invested Amount                       N/A         500,000,000.00                 N/A
Floating Allocation Percentage                           N/A               86.1719%            13.8282%
Principal Allocation Percentage                          N/A               86.1719%            13.8282%
Collections of Finance Chg. Receivables         9,210,584.03           7,936,931.02        1,273,653.01
Collections of Principal Receivables          118,892,944.22         102,452,254.29       16,440,689.93
Defaulted Amount                                2,771,819.15           2,388,527.95          383,291.20

Ending Invested / Transferor Amounts          573,355,623.40         500,000,000.00       73,355,623.40


------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements          Class A                Class B               Interest                 Total
--------------------------------------          -------                -------               --------                 -----

Principal Funding Account                               0.00                  0.00                 0.00                     0.00
Investment Proceeds for Monthly Period                  0.00                  0.00                 0.00                     0.00
Reserve Draw Amount                                     0.00                  0.00                 0.00                     0.00
Available Reserve Account Amount                        0.00                  0.00                 0.00                     0.00
Reserve Account Surplus                                 0.00                  0.00                 0.00                     0.00

Coupon  July 15, 2003 to August 14, 2003             1.2869%               1.5569%              2.1569%
Monthly Interest Due                              457,110.50             53,625.87            88,222.38               598,958.75
Outstanding Monthly Interest Due                        0.00                  0.00                 0.00                     0.00
Additional Interest Due                                 0.00                  0.00                 0.00                     0.00
Total Interest Due                                457,110.50             53,625.87            88,222.38               598,958.75
Investor Default Amount                         1,970,535.56            191,082.24           226,910.15             2,388,527.95
Investor Monthly Fees Due                         687,500.00             66,666.67            79,166.67               833,333.33
Investor Additional Amounts Due
Total Due                                       3,115,146.06            311,374.77           394,299.20             3,820,820.03

Reallocated Investor Finance Charge Collections                                                                     7,936,931.02
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         13.0656%
Base Rate                                                                                                                3.3728%


------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions        Class A                Class B              Interest                 Total
--------------------------------------------        -------                -------              --------                 -----

Beginning Certificates Balance                  412,500,000.00         40,000,000.00       47,500,000.00           500,000,000.00
Interest Distributions                              457,110.50             53,625.87           88,222.38               598,958.75
Principal Deposits - Prin. Funding Account                0.00                  0.00                0.00                     0.00
Principal Distributions                                   0.00                  0.00                0.00                     0.00
Total Distributions                                 457,110.50             53,625.87           88,222.38               598,958.75
Ending Certificates Balance                     412,500,000.00         40,000,000.00       47,500,000.00           500,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.11

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.11

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                 $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.34

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.34

   3.  Amount of the distribution in respect of class B outstanding
       monthly interest:                                                 $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00


   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $88,222.38

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $88,222.38

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral Interest
       Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $6,547,968.09

       a. Class A Monthly Interest:                                $457,110.50
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $1,970,535.56
       e. Excess Spread:                                         $4,120,322.03

   2.  Class B Available Funds:                                    $634,954.48

       a. Class B Monthly Interest:                                 $53,625.87
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $581,328.61

   3. Collateral Available Funds:                                  $754,008.45

       a. Excess Spread:                                           $754,008.45

   4. Total Excess Spread:                                       $5,455,659.09

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               86.1719%

   2.  Series 2001-5 Allocable Principal
       Collections:                                            $118,892,944.22

   3.  Principal Allocation Percentage of
       Series 2001-5 Allocable Principal Collections:          $102,452,254.29

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $102,452,254.29

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-5:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $2,388,527.95

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $104,840,782.23

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                               $47,500,000.00

   2.  Required Collateral Invested Amount                      $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $104,840,782.23

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge
Collections Allocated to Series 2001-5

   1.  Excess Spread:                                            $5,455,659.09
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $191,082.24

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $88,222.38
   9.  Applied to unpaid Monthly Servicing Fee:                    $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $226,910.15
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $4,116,110.99

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.3728%
       b. Prior Monthly Period                                         3.5823%
       c. Second Prior Monthly Period                                  3.5174%

   2.  Three Month Average Base Rate                                   3.4908%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.0656%
       b. Prior Monthly Period                                        12.5993%
       c. Second Prior Monthly Period                                 12.6612%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.7754%

XVI. Series 2001-6 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                               Series               Total Investor            Transferors
A. Investor/Transferor Allocations          Allocations               Interest                  Interest
----------------------------------          -----------               --------                  --------

Beginning Invested /Transferor Amount       812,330,207.22          700,000,000.00         112,330,207.22
Beginning Adjusted Invested Amount                     N/A          700,000,000.00                    N/A
Floating Allocation Percentage                         N/A                86.1719%               13.8282%
Principal Allocation Percentage                        N/A                86.1719%               13.8282%
Collections of Finance Chg. Receivables      12,894,817.64           11,111,703.42           1,783,114.21
Collections of Principal Receivables        166,450,121.91          143,433,156.00          23,016,965.91
Defaulted Amount                              3,880,546.80            3,343,939.13             536,607.68

Ending Invested / Transferor Amounts        802,697,872.75          700,000,000.00         102,697,872.75


------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements           Class A                Class B                 Interest                 Total
--------------------------------------           -------                -------                 --------                 -----

Principal Funding Account                              0.00                  0.00                   0.00                     0.00
Investment Proceeds for Monthly Period                 0.00                  0.00                   0.00                     0.00
Reserve Draw Amount                                    0.00                  0.00                   0.00                     0.00
Available Reserve Account Amount                       0.00                  0.00                   0.00                     0.00
Reserve Account Surplus                                0.00                  0.00                   0.00                     0.00

Coupon  July 15, 2003 to August 14, 2003            1.2269%               1.4569%                2.0569%
Monthly Interest Due                             610,117.20             70,253.99             117,784.95               798,156.14
Outstanding Monthly Interest Due                       0.00                  0.00                   0.00                     0.00
Additional Interest Due                                0.00                  0.00                   0.00                     0.00
Total Interest Due                               610,117.20             70,253.99             117,784.95               798,156.14
Investor Default Amount                        2,758,749.78            267,515.13             317,674.22             3,343,939.13
Investor Monthly Fees Due                        962,500.00             93,333.33             110,833.33             1,166,666.67
Investor Additional Amounts Due
Total Due                                      4,331,366.98            431,102.45             546,292.50             5,308,761.93

Reallocated Investor Finance Charge Collections                                                                     11,111,703.42
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.0656%
Base Rate                                                                                                                 3.3049%


------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions       Class A              Class B                 Interest                 Total
--------------------------------------------       -------              -------                 --------                 -----

Beginning Certificates Balance                 577,500,000.00        56,000,000.00          66,500,000.00           700,000,000.00
Interest Distributions                             610,117.20            70,253.99             117,784.95               798,156.14
Principal Deposits - Prin. Funding Account               0.00                 0.00                   0.00                     0.00
Principal Distributions                                  0.00                 0.00                   0.00                     0.00
Total Distributions                                610,117.20            70,253.99             117,784.95               798,156.14
Ending Certificates Balance                    577,500,000.00        56,000,000.00          66,500,000.00           700,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.06

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.06

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                 $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.25

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.25

   3.  Amount of the distribution in respect of class B outstanding
       monthly interest:                                                 $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00


   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $117,784.95

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $117,784.95

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral Interest
       Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of such reductions in the
       Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $9,167,155.32

       a. Class A Monthly Interest:                                $610,117.20
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,758,749.78
       e. Excess Spread:                                         $5,798,288.35

   2.  Class B Available Funds:                                    $888,936.27

       a. Class B Monthly Interest:                                 $70,253.99
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $818,682.28

   3.  Collateral Available Funds:                               $1,055,611.83

       a. Excess Spread:                                         $1,055,611.83

   4. Total Excess Spread:                                       $7,672,582.45

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               86.1719%

   2.  Series 2001-6 Allocable Principal
       Collections:                                            $166,450,121.91

   3.  Principal Allocation Percentage of
       Series 2001-6 Allocable Principal Collections:          $143,433,156.00

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $143,433,156.00

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-6:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,343,939.13

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $146,777,095.12

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                               $66,500,000.00

   2.  Required Collateral Invested Amount                      $66,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $146,777,095.12

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge
Collections Allocated to Series 2001-6

   1.  Excess Spread:                                            $7,672,582.45
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $267,515.13

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $117,784.95
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,166,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $317,674.22
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $5,802,941.49

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.3049%
       b. Prior Monthly Period                                         3.5144%
       c. Second Prior Monthly Period                                  3.4495%

   2.  Three Month Average Base Rate                                   3.4229%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.0656%
       b. Prior Monthly Period                                        12.5993%
       c. Second Prior Monthly Period                                 12.6612%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.7754%

XVII. Series 2001-7 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                  Series                Total Investor            Transferors
A. Investor/Transferor Allocations              Allocations                Interest                 Interest
----------------------------------              -----------                --------                 --------

Beginning Invested /Transferor Amount           754,306,620.99           650,000,000.00         104,306,620.99
Beginning Adjusted Invested Amount                         N/A           650,000,000.00                    N/A
Floating Allocation Percentage                             N/A                 86.1719%               13.8282%
Principal Allocation Percentage                            N/A                 86.1719%               13.8282%
Collections of Finance Chg. Receivables          11,973,759.23            10,318,010.32           1,655,748.91
Collections of Principal Receivables            154,560,827.49           133,187,930.57          21,372,896.91
Defaulted Amount                                  3,603,364.89             3,105,086.33             498,278.56

Ending Invested / Transferor Amounts            745,362,310.42           650,000,000.00          95,362,310.42

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
B. Monthly Period Funding Requirements       Class A                  Class B                 Interest                Total
--------------------------------------       -------                  -------                 --------                -----

Principal Funding Account                            0.00                    0.00                   0.00                    0.00
Investment Proceeds for Monthly Period               0.00                    0.00                   0.00                    0.00
Reserve Draw Amount                                  0.00                    0.00                   0.00                    0.00
Available Reserve Account Amount                     0.00                    0.00                   0.00                    0.00
Reserve Account Surplus                              0.00                    0.00                   0.00                    0.00

Coupon  July 15, 2003 to August 14, 2003          1.2269%                 1.4669%                2.0569%
Monthly Interest Due                           566,537.40               65,683.63             109,371.74              741,592.76
Outstanding Monthly Interest Due                     0.00                    0.00                   0.00                    0.00
Additional Interest Due                              0.00                    0.00                   0.00                    0.00
Total Interest Due                             566,537.40               65,683.63             109,371.74              741,592.76
Investor Default Amount                      2,561,696.22              248,406.91             294,983.20            3,105,086.33
Investor Monthly Fees Due                      893,750.00               86,666.67             102,916.67            1,083,333.33
Investor Additional Amounts Due
Total Due                                    4,021,983.62              400,757.20             507,271.61            4,930,012.43

Reallocated Investor Finance Charge Collections                                                                    10,318,010.32
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         13.0656%
Base Rate                                                                                                                3.3057%


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions      Class A                Class B                 Interest                 Total
--------------------------------------------      -------                -------                 --------                 -----

Beginning Certificates Balance                536,250,000.00         52,000,000.00          61,750,000.00           650,000,000.00
Interest Distributions                            566,537.40             65,683.63             109,371.74               741,592.76
Principal Deposits - Prin. Funding Account              0.00                  0.00                   0.00                     0.00
Principal Distributions                                 0.00                  0.00                   0.00                     0.00
Total Distributions                               566,537.40             65,683.63             109,371.74               741,592.76
Ending Certificates Balance                   536,250,000.00         52,000,000.00          61,750,000.00           650,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.06

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.06

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                 $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.26

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.26

   3.  Amount of the distribution in respect of class B outstanding
       monthly interest:                                                 $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original
       certificate principal amount:                                     $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $109,371.74

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $109,371.74

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral Interest
       Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $8,512,358.52

       a. Class A Monthly Interest:                                $566,537.40
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,561,696.22
       e. Excess Spread:                                         $5,384,124.89

   2.  Class B Available Funds:                                    $825,440.83

       a. Class B Monthly Interest:                                 $65,683.63
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $759,757.20

   3.  Collateral Available Funds:                                 $980,210.98

       a. Excess Spread:                                           $980,210.98

   4. Total Excess Spread:                                       $7,124,093.07

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               86.1719%

   2.  Series 2001-7 Allocable Principal
       Collections:                                            $154,560,827.49

   3.  Principal Allocation Percentage of
       Series 2001-7 Allocable Principal Collections:          $133,187,930.57

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $133,187,930.57

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-7:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,105,086.33

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $136,293,016.90

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                               $61,750,000.00

   2.  Required Collateral Invested Amount                      $61,750,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $136,293,016.90

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge
Collections Allocated to Series 2001-7

   1.  Excess Spread:                                            $7,124,093.07
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $248,406.91

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $109,371.74
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,083,333.33
  10.  Collateral Default Amount treated as
       Available Principal Collections:                            $294,983.20
  11.  Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
  12.  Deposited to Reserve Account:                                     $0.00
  13.  Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
  l4.  Balance:                                                  $5,387,997.89

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.3057%
       b. Prior Monthly Period                                         3.5152%
       c. Second Prior Monthly Period                                  3.4503%

   2.  Three Month Average Base Rate                                   3.4237%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.0656%
       b. Prior Monthly Period                                        12.5993%
       c. Second Prior Monthly Period                                 12.6612%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.7754%

XVIII. Series 2002-1 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                  Series                 Total Investor            Transferors
A. Investor/Transferor Allocations            Allocations                   Interest                 Interest
----------------------------------            -----------                   --------                 --------

Beginning Invested /Transferor Amount       1,067,633,986.63            920,000,000.00         147,633,986.63
Beginning Adjusted Invested Amount                       N/A            920,000,000.00                    N/A
Floating Allocation Percentage                           N/A                  86.1719%               13.8282%
Principal Allocation Percentage                          N/A                  86.1719%               13.8282%
Collections of Finance Chg. Receivables        16,947,474.61             14,603,953.07           2,343,521.54
Collections of Principal Receivables          218,763,017.37            188,512,147.89          30,250,869.48
Defaulted Amount                                5,100,147.23              4,394,891.42             705,255.81

Ending Invested / Transferor Amounts        1,054,974,347.05            920,000,000.00         134,974,347.05


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements        Class A                    Class B                 Interest                 Total
--------------------------------------        -------                    -------                 --------                 -----

Principal Funding Account                             0.00                    0.00                   0.00                     0.00
Investment Proceeds for Monthly Period                0.00                    0.00                   0.00                     0.00
Reserve Draw Amount                                   0.00                    0.00                   0.00                     0.00
Available Reserve Account Amount                      0.00                    0.00                   0.00                     0.00
Reserve Account Surplus                               0.00                    0.00                   0.00                     0.00

Coupon  July 15, 2003 to August 14, 2003           1.2169%                 1.5069%                2.1569%
Monthly Interest Due                            795,332.49               95,502.71             162,329.19             1,053,164.38
Outstanding Monthly Interest Due                      0.00                    0.00                   0.00                     0.00
Additional Interest Due                               0.00                    0.00                   0.00                     0.00
Total Interest Due                              795,332.49               95,502.71             162,329.19             1,053,164.38
Investor Default Amount                       3,625,785.42              351,591.31             417,514.69             4,394,891.42
Investor Monthly Fees Due                     1,265,000.00              122,666.67             145,666.67             1,533,333.33
Investor Additional Amounts Due
Total Due                                     5,686,117.91              569,760.69             725,510.54             6,981,389.13

Reallocated Investor Finance Charge Collections                                                                      14,603,953.07
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.0656%
Base Rate                                                                                                                  3.3102%


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions     Class A                 Class B                 Interest                 Total
--------------------------------------------     -------                 -------                 --------                 -----

Beginning Certificates Balance               759,000,000.00          73,600,000.00          87,400,000.00           920,000,000.00
Interest Distributions                           795,332.49              95,502.71             162,329.19             1,053,164.38
Principal Deposits - Prin. Funding Account             0.00                   0.00                   0.00                     0.00
Principal Distributions                                0.00                   0.00                   0.00                     0.00
Total Distributions                              795,332.49              95,502.71             162,329.19             1,053,164.38
Ending Certificates Balance                  759,000,000.00          73,600,000.00          87,400,000.00           920,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.05

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.05

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                 $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs per $1,000 original
       certificate principal amount:                                     $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.30

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.30

   3.  Amount of the distribution in respect of class B outstanding
       monthly interest:                                                 $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $162,329.19

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $162,329.19

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral Interest
       Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $12,048,261.28

       a. Class A Monthly Interest:                                $795,332.49
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $3,625,785.42
       e. Excess Spread:                                         $7,627,143.37

   2.  Class B Available Funds:                                  $1,168,316.25

       a. Class B Monthly Interest:                                 $95,502.71
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,072,813.54

   3.  Collateral Available Funds:                               $1,387,375.54

       a. Excess Spread:                                         $1,387,375.54

   4.  Total Excess Spread:                                     $10,087,332.46

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               86.1719%

   2.  Series 2002-1 Allocable Principal
       Collections:                                            $218,763,017.37

   3.  Principal Allocation Percentage of
       Series 2002-1 Allocable Principal Collections:          $188,512,147.89

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $188,512,147.89

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-1:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $4,394,891.42

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $192,907,039.31

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                               $87,400,000.00

   2.  Required Collateral Invested Amount                      $87,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $192,907,039.31

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge
Collections Allocated to Series 2002-1

   1.  Excess Spread:                                           $10,087,332.46
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $351,591.31

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $162,329.19
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,533,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $417,514.69
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $7,622,563.94

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.3102%
       b. Prior Monthly Period                                         3.5197%
       c. Second Prior Monthly Period                                  3.4548%

   2.  Three Month Average Base Rate                                   3.4282%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.0656%
       b. Prior Monthly Period                                        12.5993%
       c. Second Prior Monthly Period                                 12.6612%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.7754%

XIX. Series 2002-2 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                 Series                 Total Investor            Transferors
A. Investor/Transferor Allocations            Allocations                  Interest                Interest
----------------------------------            -----------                  --------                --------

Beginning Invested /Transferor Amount      1,090,843,421.13            940,000,000.00         150,843,421.13
Beginning Adjusted Invested Amount                      N/A            940,000,000.00                    N/A
Floating Allocation Percentage                          N/A                  86.1719%               13.8282%
Principal Allocation Percentage                         N/A                  86.1719%               13.8282%
Collections of Finance Chg. Receivables       17,315,897.97             14,921,430.31           2,394,467.66
Collections of Principal Receivables         223,518,735.13            192,610,238.06          30,908,497.08
Defaulted Amount                               5,211,019.99              4,490,432.54             720,587.45

Ending Invested / Transferor Amounts       1,077,908,571.99            940,000,000.00         137,908,571.99


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements           Class A                   Class B                 Interest               Total
--------------------------------------           -------                   -------                 --------               -----

Principal Funding Account                              0.00                     0.00                   0.00                   0.00
Investment Proceeds for Monthly Period                 0.00                     0.00                   0.00                   0.00
Reserve Draw Amount                                    0.00                     0.00                   0.00                   0.00
Available Reserve Account Amount                       0.00                     0.00                   0.00                   0.00
Reserve Account Surplus                                0.00                     0.00                   0.00                   0.00

Coupon  July 15, 2003 to August 14, 2003            1.2169%                  1.4969%                2.1069%
Monthly Interest Due                             812,622.32                96,931.30             162,013.22           1,071,566.84
Outstanding Monthly Interest Due                       0.00                     0.00                   0.00                   0.00
Additional Interest Due                                0.00                     0.00                   0.00                   0.00
Total Interest Due                               812,622.32                96,931.30             162,013.22           1,071,566.84
Investor Default Amount                        3,704,606.84               359,234.60             426,591.09           4,490,432.54
Investor Monthly Fees Due                      1,292,500.00               125,333.33             148,833.33           1,566,666.67
Investor Additional Amounts Due
Total Due                                      5,809,729.17               581,499.23             737,437.64           7,128,666.04

Reallocated Investor Finance Charge Collections                                                                      14,921,430.31
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.0656%
Base Rate                                                                                                                  3.3046%


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions     Class A                    Class B                Interest                Total
--------------------------------------------     -------                    -------                --------                -----

Beginning Certificates Balance               775,500,000.00             75,200,000.00         89,300,000.00          940,000,000.00
Interest Distributions                           812,622.32                 96,931.30            162,013.22            1,071,566.84
Principal Deposits - Prin. Funding Account             0.00                      0.00                  0.00                    0.00
Principal Distributions                                0.00                      0.00                  0.00                    0.00
Total Distributions                              812,622.32                 96,931.30            162,013.22            1,071,566.84
Ending Certificates Balance                  775,500,000.00             75,200,000.00         89,300,000.00          940,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.05

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.05

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                 $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs per $1,000 original
       certificate principal amount:                                     $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.29

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.29

   3.  Amount of the distribution in respect of class B outstanding
       monthly interest:                                                 $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00


   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $162,013.22

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $162,013.22

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral Interest
       Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $12,310,180.01

       a. Class A Monthly Interest:                                $812,622.32
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $3,704,606.84
       e. Excess Spread:                                         $7,792,950.84

   2.  Class B Available Funds:                                  $1,193,714.42

       a. Class B Monthly Interest:                                 $96,931.30
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,096,783.13

   3.  Collateral Available Funds:                               $1,417,535.88

       a. Excess Spread:                                         $1,417,535.88

   4.  Total Excess Spread:                                     $10,307,269.85

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               86.1719%

   2.  Series 2002-2 Allocable Principal
       Collections:                                            $223,518,735.13

   3.  Principal Allocation Percentage of
       Series 2002-2 Allocable Principal Collections:          $192,610,238.06

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $192,610,238.06

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-2:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $4,490,432.54

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $197,100,670.60

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                               $89,300,000.00

   2.  Required Collateral Invested Amount                      $89,300,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $197,100,670.60

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge
Collections Allocated to Series 2002-2

   1.  Excess Spread:                                           $10,307,269.85
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $359,234.60

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $162,013.22
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,566,666.67
  10.  Collateral Default Amount treated as
       Available Principal Collections:                            $426,591.09
  11.  Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
  12.  Deposited to Reserve Account:                                     $0.00
  13.  Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
  l4.  Balance:                                                  $7,792,764.27

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.3046%
       b. Prior Monthly Period                                         3.5141%
       c. Second Prior Monthly Period                                  3.4492%

   2.  Three Month Average Base Rate                                   3.4226%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.0656%
       b. Prior Monthly Period                                        12.5993%
       c. Second Prior Monthly Period                                 12.6612%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.7754%

XX. Series 2002-3 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                   Series                 Total Investor            Transferors
A. Investor/Transferor Allocations             Allocations                   Interest                 Interest
----------------------------------             -----------                   --------                 --------

Beginning Invested /Transferor Amount         1,067,633,986.63            920,000,000.00         147,633,986.63
Beginning Adjusted Invested Amount                         N/A            920,000,000.00                    N/A
Floating Allocation Percentage                             N/A                  86.1719%               13.8282%
Principal Allocation Percentage                            N/A                  86.1719%               13.8282%
Collections of Finance Chg. Receivables          16,947,474.61             14,603,953.07           2,343,521.54
Collections of Principal Receivables            218,763,017.37            188,512,147.89          30,250,869.48
Defaulted Amount                                  5,100,147.23              4,394,891.42             705,255.81

Ending Invested / Transferor Amounts          1,054,974,347.05            920,000,000.00         134,974,347.05


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements           Class A                 Class B                 Interest                 Total
--------------------------------------           -------                 -------                 --------                 -----

Principal Funding Account                              0.00                   0.00                   0.00                     0.00
Investment Proceeds for Monthly Period                 0.00                   0.00                   0.00                     0.00
Reserve Draw Amount                                    0.00                   0.00                   0.00                     0.00
Available Reserve Account Amount                       0.00                   0.00                   0.00                     0.00
Reserve Account Surplus                                0.00                   0.00                   0.00                     0.00

Coupon  July 15, 2003 to August 14, 2003            1.2169%                1.4869%                2.1069%
Monthly Interest Due                             795,332.49              94,235.15             158,566.13             1,048,133.77
Outstanding Monthly Interest Due                       0.00                   0.00                   0.00                     0.00
Additional Interest Due                                0.00                   0.00                   0.00                     0.00
Total Interest Due                               795,332.49              94,235.15             158,566.13             1,048,133.77
Investor Default Amount                        3,625,785.42             351,591.31             417,514.69             4,394,891.42
Investor Monthly Fees Due                      1,265,000.00             122,666.67             145,666.67             1,533,333.33
Investor Additional Amounts Due
Total Due                                      5,686,117.91             568,493.13             721,747.48             6,976,358.52

Reallocated Investor Finance Charge Collections                                                                      14,603,953.07
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.0656%
Base Rate                                                                                                                  3.3038%


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions      Class A                Class B                 Interest                 Total
--------------------------------------------      -------                -------                 --------                 -----

Beginning Certificates Balance                759,000,000.00         73,600,000.00          87,400,000.00           920,000,000.00
Interest Distributions                            795,332.49             94,235.15             158,566.13             1,048,133.77
Principal Deposits - Prin. Funding Account              0.00                  0.00                   0.00                     0.00
Principal Distributions                                 0.00                  0.00                   0.00                     0.00
Total Distributions                               795,332.49             94,235.15             158,566.13             1,048,133.77
Ending Certificates Balance                   759,000,000.00         73,600,000.00          87,400,000.00           920,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.05

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.05

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                 $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs per $1,000 original
       certificate principal amount:                                     $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.28

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.28

   3.  Amount of the distribution in respect of class B outstanding
       monthly interest:                                                 $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00


   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $158,566.13

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $158,566.13

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral Interest
       Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $12,048,261.28

       a. Class A Monthly Interest:                                $795,332.49
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $3,625,785.42
       e. Excess Spread:                                         $7,627,143.37

   2.  Class B Available Funds:                                  $1,168,316.25

       a. Class B Monthly Interest:                                 $94,235.15
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,074,081.10

   3.  Collateral Available Funds:                               $1,387,375.54

       a. Excess Spread:                                         $1,387,375.54

   4. Total Excess Spread:                                      $10,088,600.01

K. Reallocated Principal Collections.

   1. Principal Allocation Percentage:                                86.1719%

   2.  Series 2002-3 Allocable Principal
       Collections:                                            $218,763,017.37

   3.  Principal Allocation Percentage of
       Series 2002-3 Allocable Principal Collections:          $188,512,147.89

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $188,512,147.89

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-3:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $4,394,891.42

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $192,907,039.31

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                               $87,400,000.00

   2.  Required Collateral Invested Amount                      $87,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $192,907,039.31

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge
Collections Allocated to Series 2002-3

   1.  Excess Spread:                                           $10,088,600.01
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $351,591.31

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $158,566.13
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,533,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $417,514.69
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $7,627,594.55

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.3038%
       b. Prior Monthly Period                                         3.5132%
       c. Second Prior Monthly Period                                  3.4484%

   2.  Three Month Average Base Rate                                   3.4218%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.0656%
       b. Prior Monthly Period                                        12.5993%
       c. Second Prior Monthly Period                                 12.6612%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.7754%


XXI. Series 2002-4 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                Series                 Total Investor            Transferors
A. Investor/Transferor Allocations           Allocations                  Interest                 Interest

Beginning Invested /Transferor Amount        580,235,862.30            500,000,000.00          80,235,862.30
Beginning Adjusted Invested Amount                      N/A            500,000,000.00                    N/A
Floating Allocation Percentage                          N/A                  86.1719%               13.8282%
Principal Allocation Percentage                         N/A                  86.1719%               13.8282%
Collections of Finance Chg. Receivables        9,210,584.03              7,936,931.02           1,273,653.01
Collections of Principal Receivables         118,892,944.22            102,452,254.29          16,440,689.93
Defaulted Amount                               2,771,819.15              2,388,527.95             383,291.20

Ending Invested / Transferor Amounts         573,355,623.40            500,000,000.00          73,355,623.40


------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
B. Monthly Period Funding Requirements          Class A               Class B                 Interest               Total
--------------------------------------          -------               -------                 --------               -----

Principal Funding Account                               0.00                 0.00                   0.00                   0.00
Investment Proceeds for Monthly Period                  0.00                 0.00                   0.00                   0.00
Reserve Draw Amount                                     0.00                 0.00                   0.00                   0.00
Available Reserve Account Amount                        0.00                 0.00                   0.00                   0.00
Reserve Account Surplus                                 0.00                 0.00                   0.00                   0.00

Coupon  July 15, 2003 to August 14, 2003             1.1469%              1.4169%                1.9569%
Monthly Interest Due                              407,381.33            48,803.64              80,041.83             536,226.81
Outstanding Monthly Interest Due                        0.00                 0.00                   0.00                   0.00
Additional Interest Due                                 0.00                 0.00                   0.00                   0.00
Total Interest Due                                407,381.33            48,803.64              80,041.83             536,226.81
Investor Default Amount                         1,970,535.56           191,082.24             226,910.15           2,388,527.95
Investor Monthly Fees Due                         687,500.00            66,666.67              79,166.67             833,333.33
Investor Additional Amounts Due
Total Due                                       3,065,416.89           306,552.55             386,118.65           3,758,088.09

Reallocated Investor Finance Charge Collections                                                                    7,936,931.02
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.0656%
Base Rate                                                                                                               3.2251%


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions      Class A                 Class B                 Interest               Total
--------------------------------------------      -------                 -------                 --------               -----

Beginning Certificates Balance                412,500,000.00          40,000,000.00          47,500,000.00         500,000,000.00
Interest Distributions                            407,381.33              48,803.64              80,041.83             536,226.81
Principal Deposits - Prin. Funding Account              0.00                   0.00                   0.00                   0.00
Principal Distributions                                 0.00                   0.00                   0.00                   0.00
Total Distributions                               407,381.33              48,803.64              80,041.83             536,226.81
Ending Certificates Balance                   412,500,000.00          40,000,000.00          47,500,000.00         500,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $0.99

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $0.99

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                 $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs per $1,000 original
       certificate principal amount:                                     $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.22

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.22

   3.  Amount of the distribution in respect of class B outstanding
       monthly interest:                                                 $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00


   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $80,041.83

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $80,041.83

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral Interest
       Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $6,547,968.09

       a. Class A Monthly Interest:                                $407,381.33
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $1,970,535.56
       e. Excess Spread:                                         $4,170,051.20

   2.  Class B Available Funds:                                    $634,954.48

       a. Class B Monthly Interest:                                 $48,803.64
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $586,150.84

   3.  Collateral Available Funds:                                 $754,008.45

       a. Excess Spread:                                           $754,008.45

   4.  Total Excess Spread:                                      $5,510,210.48

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               86.1719%

   2.  Series 2002-4 Allocable Principal
       Collections:                                            $118,892,944.22

   3.  Principal Allocation Percentage of
       Series 2002-4 Allocable Principal Collections:          $102,452,254.29

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $102,452,254.29

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-4:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $2,388,527.95

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $104,840,782.23

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                               $47,500,000.00

   2.  Required Collateral Invested Amount                      $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $104,840,782.23

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge
Collections Allocated to Series 2002-4

   1.  Excess Spread:                                            $5,510,210.48
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $191,082.24

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $80,041.83
   9.  Applied to unpaid Monthly Servicing Fee:                    $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $226,910.15
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $4,178,842.93

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.2251%
       b. Prior Monthly Period                                         3.4346%
       c. Second Prior Monthly Period                                  3.3697%

   2.  Three Month Average Base Rate                                   3.3431%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.0656%
       b. Prior Monthly Period                                        12.5993%
       c. Second Prior Monthly Period                                 12.6612%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.7754%

XXII. Series 2002-5 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                  Series                 Total Investor            Transferors
A. Investor/Transferor Allocations             Allocations                  Interest                Interest
----------------------------------             -----------                  --------                --------

Beginning Invested /Transferor Amount         696,283,034.76            600,000,000.00          96,283,034.76
Beginning Adjusted Invested Amount                       N/A            600,000,000.00                    N/A
Floating Allocation Percentage                           N/A                  86.1719%               13.8282%
Principal Allocation Percentage                          N/A                  86.1719%               13.8282%
Collections of Finance Chg. Receivables        11,052,700.83              9,524,317.22           1,528,383.61
Collections of Principal Receivables          142,671,533.06            122,942,705.14          19,728,827.92
Defaulted Amount                                3,326,182.97              2,866,233.54             459,949.44

Ending Invested / Transferor Amounts          688,026,748.08            600,000,000.00          88,026,748.08


------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements       Class A                    Class B                 Interest                 Total
--------------------------------------       -------                    -------                 --------                 -----

Principal Funding Account                           0.00                      0.00                   0.00                     0.00
Investment Proceeds for Monthly Period              0.00                      0.00                   0.00                     0.00
Reserve Draw Amount                                 0.00                      0.00                   0.00                     0.00
Available Reserve Account Amount                    0.00                      0.00                   0.00                     0.00
Reserve Account Surplus                             0.00                      0.00                   0.00                     0.00

Coupon  July 15, 2003 to August 14, 2003         1.2769%                   1.5569%                2.1569%
Monthly Interest Due                          544,270.10                 64,351.04             105,866.86               714,488.00
Outstanding Monthly Interest Due                    0.00                      0.00                   0.00                     0.00
Additional Interest Due                             0.00                      0.00                   0.00                     0.00
Total Interest Due                            544,270.10                 64,351.04             105,866.86               714,488.00
Investor Default Amount                     2,364,642.67                229,298.68             272,292.19             2,866,233.54
Investor Monthly Fees Due                     825,000.00                 80,000.00              95,000.00             1,000,000.00
Investor Additional Amounts Due
Total Due                                   3,733,912.77                373,649.72             473,159.05             4,580,721.54

Reallocated Investor Finance Charge Collections                                                                       9,524,317.22
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.0656%
Base Rate                                                                                                                  3.3645%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions       Class A                   Class B              Interest              Total
--------------------------------------------       -------                   -------              --------              -----

Beginning Certificates Balance                 495,000,000.00            48,000,000.00          57,000,000.00        600,000,000.00
Interest Distributions                             544,270.10                64,351.04             105,866.86            714,488.00
Principal Deposits - Prin. Funding Account               0.00                     0.00                   0.00                  0.00
Principal Distributions                                  0.00                     0.00                   0.00                  0.00
Total Distributions                                544,270.10                64,351.04             105,866.86            714,488.00
Ending Certificates Balance                    495,000,000.00            48,000,000.00          57,000,000.00        600,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.10

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.10

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                 $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs per $1,000 original
       certificate principal amount:                                     $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.34

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.34

   3.  Amount of the distribution in respect of class B outstanding
       monthly interest:                                                 $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1. Total amount distributed to the Collateral
       Interest Holder:                                            $105,866.86

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $105,866.86

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral Interest
       Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $7,857,561.71

       a. Class A Monthly Interest:                                $544,270.10
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,364,642.67
       e. Excess Spread:                                         $4,948,648.94

   2.  Class B Available Funds:                                    $761,945.38

       a. Class B Monthly Interest:                                 $64,351.04
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $697,594.34

   3.  Collateral Available Funds:                                 $904,810.14

       a. Excess Spread:                                           $904,810.14

   4.  Total Excess Spread:                                      $6,551,053.41

K. Reallocated Principal Collections.

   1. Principal Allocation Percentage:                                86.1719%

   2.  Series 2002-5 Allocable Principal
       Collections:                                            $142,671,533.06

   3.  Principal Allocation Percentage of
       Series 2002-5 Allocable Principal Collections:          $122,942,705.14

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $122,942,705.14

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-5:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $2,866,233.54

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $125,808,938.68

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                               $57,000,000.00

   2.  Required Collateral Invested Amount                      $57,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $125,808,938.68

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge
Collections Allocated to Series 2002-5

   1.  Excess Spread:                                            $6,551,053.41
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $229,298.68

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $105,866.86
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,000,000.00
  10.  Collateral Default Amount treated as
       Available Principal Collections:                            $272,292.19
  11.  Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
  12.  Deposited to Reserve Account:                                     $0.00
  13.  Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
  l4.  Balance:                                                  $4,943,595.68

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.3645%
       b. Prior Monthly Period                                         3.5739%
       c. Second Prior Monthly Period                                  3.5091%

   2.  Three Month Average Base Rate                                   3.4825%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.0656%
       b. Prior Monthly Period                                        12.5993%
       c. Second Prior Monthly Period                                 12.6612%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.7754%

XXIII. Series 2002-6 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                              Series                   Total Investor            Transferors
A. Investor/Transferor Allocations          Allocations                   Interest                 Interest
----------------------------------          -----------                   --------                 --------

Beginning Invested /Transferor Amount        835,539,641.71            720,000,000.00         115,539,641.71
Beginning Adjusted Invested Amount                      N/A            720,000,000.00                    N/A
Floating Allocation Percentage                          N/A                  86.1719%               13.8282%
Principal Allocation Percentage                         N/A                  86.1719%               13.8282%
Collections of Finance Chg. Receivables       13,263,241.00             11,429,180.66           1,834,060.33
Collections of Principal Receivables         171,205,839.68            147,531,246.17          23,674,593.51
Defaulted Amount                               3,991,419.57              3,439,480.24             551,939.33

Ending Invested / Transferor Amounts         825,632,097.69            720,000,000.00         105,632,097.69


------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements           Class A                    Class B             Interest               Total
--------------------------------------           -------                    -------             --------               -----

Principal Funding Account                             0.00                      0.00                   0.00                   0.00
Investment Proceeds for Monthly Period                0.00                      0.00                   0.00                   0.00
Reserve Draw Amount                                   0.00                      0.00                   0.00                   0.00
Available Reserve Account Amount                      0.00                      0.00                   0.00                   0.00
Reserve Account Surplus                               0.00                      0.00                   0.00                   0.00

Coupon  July 15, 2003 to August 14, 2003           1.2469%                   1.5569%                2.1569%
Monthly Interest Due                            637,779.12                 77,221.25             127,040.23             842,040.60
Outstanding Monthly Interest Due                      0.00                      0.00                   0.00                   0.00
Additional Interest Due                               0.00                      0.00                   0.00                   0.00
Total Interest Due                              637,779.12                 77,221.25             127,040.23             842,040.60
Investor Default Amount                       2,837,571.20                275,158.42             326,750.62           3,439,480.24
Investor Monthly Fees Due                       990,000.00                 96,000.00             114,000.00           1,200,000.00
Investor Additional Amounts Due
Total Due                                     4,465,350.32                448,379.67             567,790.86           5,481,520.84

Reallocated Investor Finance Charge Collections                                                                      11,429,180.66
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.0656%
Base Rate                                                                                                                  3.3394%


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions      Class A                   Class B                Interest              Total
--------------------------------------------      -------                   -------                --------              -----

Beginning Certificates Balance                 594,000,000.00            57,600,000.00         68,400,000.00        720,000,000.00
Interest Distributions                             637,779.12                77,221.25            127,040.23            842,040.60
Principal Deposits - Prin. Funding Account               0.00                     0.00                  0.00                  0.00
Principal Distributions                                  0.00                     0.00                  0.00                  0.00
Total Distributions                                637,779.12                77,221.25            127,040.23            842,040.60
Ending Certificates Balance                    594,000,000.00            57,600,000.00         68,400,000.00        720,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.07

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.07

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                 $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs per $1,000 original
       certificate principal amount:                                     $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.34

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.34

   3.  Amount of the distribution in respect of class B outstanding
       monthly interest:                                                 $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $127,040.23

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $127,040.23

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral Interest
       Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $9,429,074.05

       a. Class A Monthly Interest:                                $637,779.12
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,837,571.20
       e. Excess Spread:                                         $5,953,723.73

   2.  Class B Available Funds:                                    $914,334.45

       a. Class B Monthly Interest:                                 $77,221.25
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $837,113.21

   3.  Collateral Available Funds:                               $1,085,772.16

       a. Excess Spread:                                         $1,085,772.16

   4.  Total Excess Spread:                                      $7,876,609.10

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               86.1719%

   2.  Series 2002-6 Allocable Principal
       Collections:                                            $171,205,839.68

   3.  Principal Allocation Percentage of
       Series 2002-6 Allocable Principal Collections:          $147,531,246.17

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $147,531,246.17

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-6:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,439,480.24

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $150,970,726.41

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                               $68,400,000.00

   2.  Required Collateral Invested Amount                      $68,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $150,970,726.41

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge
Collections Allocated to Series 2002-6

   1.  Excess Spread:                                            $7,876,609.10
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $275,158.42

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $127,040.23
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,200,000.00
  10.  Collateral Default Amount treated as
       Available Principal Collections:                            $326,750.62
  11.  Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
  12.  Deposited to Reserve Account:                                     $0.00
  13.  Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
  l4.  Balance:                                                  $5,947,659.82

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.3394%
       b. Prior Monthly Period                                         3.5488%
       c. Second Prior Monthly Period                                  3.4840%

   2.  Three Month Average Base Rate                                   3.4574%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.0656%
       b. Prior Monthly Period                                        12.5993%
       c. Second Prior Monthly Period                                 12.6612%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.7754%

XXIV. Series 2003-1 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                Series                  Total Investor            Transferors
A. Investor/Transferor Allocations           Allocations                   Interest                 Interest
----------------------------------           -----------                   --------                 --------

Beginning Invested /Transferor Amount       1,067,633,986.63            920,000,000.00         147,633,986.63
Beginning Adjusted Invested Amount                       N/A            920,000,000.00                    N/A
Floating Allocation Percentage                           N/A                  86.1719%               13.8282%
Principal Allocation Percentage                          N/A                  86.1719%               13.8282%
Collections of Finance Chg. Receivables        16,947,474.61             14,603,953.07           2,343,521.54
Collections of Principal Receivables          218,763,017.37            188,512,147.89          30,250,869.48
Defaulted Amount                                5,100,147.23              4,394,891.42             705,255.81

Ending Invested / Transferor Amounts        1,054,974,347.05            920,000,000.00         134,974,347.05


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements          Class A                    Class B                 Interest             Total
--------------------------------------          -------                    -------                 --------             -----

Principal Funding Account                             0.00                      0.00                   0.00                   0.00
Investment Proceeds for Monthly Period                0.00                      0.00                   0.00                   0.00
Reserve Draw Amount                                   0.00                      0.00                   0.00                   0.00
Available Reserve Account Amount                      0.00                      0.00                   0.00                   0.00
Reserve Account Surplus                               0.00                      0.00                   0.00                   0.00

Coupon  July 15, 2003 to August 14, 2003           1.2169%                   1.5069%                2.2069%
Monthly Interest Due                            795,332.49                 95,502.71             166,092.24           1,056,927.43
Outstanding Monthly Interest Due                      0.00                      0.00                   0.00                   0.00
Additional Interest Due                               0.00                      0.00                   0.00                   0.00
Total Interest Due                              795,332.49                 95,502.71             166,092.24           1,056,927.43
Investor Default Amount                       3,625,785.42                351,591.31             417,514.69           4,394,891.42
Investor Monthly Fees Due                     1,265,000.00                122,666.67             145,666.67           1,533,333.33
Investor Additional Amounts Due
Total Due                                     5,686,117.91                569,760.69             729,273.59           6,985,152.19

Reallocated Investor Finance Charge Collections                                                                      14,603,953.07
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.0656%
Base Rate                                                                                                                  3.3150%


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions     Class A                  Class B                 Interest              Total
--------------------------------------------     -------                  -------                 --------              -----

Beginning Certificates Balance                759,000,000.00           73,600,000.00          87,400,000.00        920,000,000.00
Interest Distributions                            795,332.49               95,502.71             166,092.24          1,056,927.43
Principal Deposits - Prin. Funding Account              0.00                    0.00                   0.00                  0.00
Principal Distributions                                 0.00                    0.00                   0.00                  0.00
Total Distributions                               795,332.49               95,502.71             166,092.24          1,056,927.43
Ending Certificates Balance                   759,000,000.00           73,600,000.00          87,400,000.00        920,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.05

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.05

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                 $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs per $1,000 original
       certificate principal amount:                                     $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.30

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.30

   3.  Amount of the distribution in respect of class B outstanding
       monthly interest:                                                 $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $166,092.24

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $166,092.24

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral Interest Holder
       in respect of principal on the Collateral Invested Amount:        $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the
       Collateral Invested Amount:                                       $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $12,048,261.28

       a. Class A Monthly Interest:                                $795,332.49
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $3,625,785.42
       e. Excess Spread:                                         $7,627,143.37

   2.  Class B Available Funds:                                  $1,168,316.25

       a. Class B Monthly Interest:                                 $95,502.71
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,072,813.54

   3.  Collateral Available Funds:                               $1,387,375.54

       a. Excess Spread:                                         $1,387,375.54

   4.  Total Excess Spread:                                     $10,087,332.46

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               86.1719%

   2.  Series 2003-1 Allocable Principal
       Collections:                                            $218,763,017.37

   3.  Principal Allocation Percentage of
       Series 2003-1 Allocable Principal Collections:          $188,512,147.89

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $188,512,147.89

   6.  Shared Principal Collections from other
       Series allocated to Series 2003-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $4,394,891.42

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $192,907,039.31

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                               $87,400,000.00

   2.  Required Collateral Invested Amount                      $87,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $192,907,039.31

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge
Collections Allocated to Series 2003-1

   1.  Excess Spread:                                           $10,087,332.46
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $351,591.31

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $166,092.24
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,533,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $417,514.69
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $7,618,800.88

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.3150%
       b. Prior Monthly Period                                         3.5245%
       c. Second Prior Monthly Period                                  3.4596%

   2.  Three Month Average Base Rate                                   3.4331%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.0656%
       b. Prior Monthly Period                                        12.5993%
       c. Second Prior Monthly Period                                 12.6612%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.7754%

XXV. Series 2003-2 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                  Series                 Total Investor            Transferors
A. Investor/Transferor Allocations             Allocations                 Interest                  Interest
----------------------------------             -----------                 --------                  --------

Beginning Invested /Transferor Amount         1,276,518,897.06          1,100,000,000.00         176,518,897.06
Beginning Adjusted Invested Amount                         N/A          1,100,000,000.00                    N/A
Floating Allocation Percentage                             N/A                  86.1719%               13.8282%
Principal Allocation Percentage                            N/A                  86.1719%               13.8282%
Collections of Finance Chg. Receivables          20,263,284.86             17,461,248.24           2,802,036.62
Collections of Principal Receivables            261,564,477.28            225,394,959.43          36,169,517.86
Defaulted Amount                                  6,098,002.12              5,254,761.48             843,240.64

Ending Invested / Transferor Amounts          1,261,382,371.47          1,100,000,000.00         161,382,371.47


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements          Class A                    Class B                 Interest              Total
--------------------------------------          -------                    -------                 --------              -----

Principal Funding Account                             0.00                      0.00                   0.00                  0.00
Investment Proceeds for Monthly Period                0.00                      0.00                   0.00                  0.00
Reserve Draw Amount                                   0.00                      0.00                   0.00                  0.00
Available Reserve Account Amount                      0.00                      0.00                   0.00                  0.00
Reserve Account Surplus                               0.00                      0.00                   0.00                  0.00

Coupon  July 15, 2003 to August 14, 2003           1.2169%                   1.4769%                2.2569%
Monthly Interest Due                            950,941.02                111,914.68             203,087.85          1,265,943.56
Outstanding Monthly Interest Due                      0.00                      0.00                   0.00                  0.00
Additional Interest Due                               0.00                      0.00                   0.00                  0.00
Total Interest Due                              950,941.02                111,914.68             203,087.85          1,265,943.56
Investor Default Amount                       4,335,178.22                420,380.92             499,202.34          5,254,761.48
Investor Monthly Fees Due                     1,512,500.00                146,666.67             174,166.67          1,833,333.33
Investor Additional Amounts Due
Total Due                                     6,798,619.24                678,962.27             876,456.86          8,354,038.37

Reallocated Investor Finance Charge Collections                                                                     17,461,248.24
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.0656%
Base Rate                                                                                                                 3.3174%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions       Class A                  Class B           Interest               Total
--------------------------------------------       -------                  -------           --------               -----

Beginning Certificates Balance                907,500,000.00           88,000,000.00         104,500,000.00       1,100,000,000.00
Interest Distributions                            950,941.02              111,914.68             203,087.85           1,265,943.56
Principal Deposits - Prin. Funding Account              0.00                    0.00                   0.00                   0.00
Principal Distributions                                 0.00                    0.00                   0.00                   0.00
Total Distributions                               950,941.02              111,914.68             203,087.85           1,265,943.56
Ending Certificates Balance                   907,500,000.00           88,000,000.00         104,500,000.00       1,100,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.05

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.05

   3.  Amount of the distribution in respect of Class A
       Outstanding  Monthly Interest:                                    $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.27

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.27

   3.  Amount of the distribution in respect of class B
       outstanding monthly interest:                                     $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1. Total amount distributed to the Collateral
       Interest Holder:                                            $203,087.85

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $203,087.85

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral Interest Holder
       in respect of principal on the Collateral Invested Amount:        $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the
       Collateral Invested Amount:                                       $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $14,405,529.80

       a. Class A Monthly Interest:                                $950,941.02
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $4,335,178.22
       e. Excess Spread:                                         $9,119,410.56

   2.  Class B Available Funds:                                  $1,396,899.86

       a. Class B Monthly Interest:                                $111,914.68
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,284,985.17

   3.  Collateral Available Funds:                               $1,658,818.58

       a. Excess Spread:                                         $1,658,818.58

   4.  Total Excess Spread:                                     $12,063,214.31

K. Reallocated Principal Collections.

   1. Principal Allocation Percentage:                                86.1719%

   2.  Series 2003-2 Allocable Principal
       Collections:                                            $261,564,477.28

   3.  Principal Allocation Percentage of
       Series 2003-2 Allocable Principal Collections:          $225,394,959.43

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $225,394,959.43

   6.  Shared Principal Collections from other
       Series allocated to Series 2003-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $5,254,761.48

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $230,649,720.91

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $104,500,000.00

   2.  Required Collateral Invested Amount                     $104,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $230,649,720.91

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge
Collections Allocated to Series 2003-2

   1.  Excess Spread:                                           $12,063,214.31
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $420,380.92

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $203,087.85
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $499,202.34
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $9,107,209.87

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.3174%
       b. Prior Monthly Period                                         3.5269%
       c. Second Prior Monthly Period                                  3.4620%

   2.  Three Month Average Base Rate                                   3.4354%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.0656%
       b. Prior Monthly Period                                        12.5993%
       c. Second Prior Monthly Period                                 12.6612%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.7754%

XXVI. Series 2003-3 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                               Series                 Total Investor             Transferors
A. Investor/Transferor Allocations           Allocations                 Interest                  Interest
----------------------------------           -----------                 --------                  --------

Beginning Invested /Transferor Amount        870,353,793.45            750,000,000.00         120,353,793.45
Beginning Adjusted Invested Amount                      N/A            750,000,000.00                    N/A
Floating Allocation Percentage                          N/A                  86.1719%               13.8282%
Principal Allocation Percentage                         N/A                  86.1719%               13.8282%
Collections of Finance Chg. Receivables       13,815,876.04             11,905,396.53           1,910,479.51
Collections of Principal Receivables         178,339,416.33            153,678,381.43          24,661,034.90
Defaulted Amount                               4,157,728.72              3,582,791.92             574,936.80

Ending Invested / Transferor Amounts         860,033,435.09            750,000,000.00         110,033,435.09


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements          Class A                     Class B               Interest              Total
--------------------------------------          -------                     -------               --------              -----

Principal Funding Account                              0.00                      0.00                   0.00                  0.00
Investment Proceeds for Monthly Period                 0.00                      0.00                   0.00                  0.00
Reserve Draw Amount                                    0.00                      0.00                   0.00                  0.00
Available Reserve Account Amount                       0.00                      0.00                   0.00                  0.00
Reserve Account Surplus                                0.00                      0.00                   0.00                  0.00

Coupon  July 15, 2003 to August 14, 2003            1.2169%                   1.4569%                2.2269%
Monthly Interest Due                             648,368.88                 75,272.13             136,628.37            860,269.38
Outstanding Monthly Interest Due                       0.00                      0.00                   0.00                  0.00
Additional Interest Due                                0.00                      0.00                   0.00                  0.00
Total Interest Due                               648,368.88                 75,272.13             136,628.37            860,269.38
Investor Default Amount                        2,955,803.33                286,623.35             340,365.23          3,582,791.92
Investor Monthly Fees Due                      1,031,250.00                100,000.00             118,750.00          1,250,000.00
Investor Additional Amounts Due
Total Due                                      4,635,422.21                461,895.49             595,743.60          5,693,061.29

Reallocated Investor Finance Charge Collections                                                                      11,905,396.53
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.0656%
Base Rate                                                                                                                  3.3129%


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions       Class A                    Class B              Interest            Total
--------------------------------------------       -------                    -------              --------            -----

Beginning Certificates Balance                618,750,000.00            60,000,000.00          71,250,000.00        750,000,000.00
Interest Distributions                            648,368.88                75,272.13             136,628.37            860,269.38
Principal Deposits - Prin. Funding Account              0.00                     0.00                   0.00                  0.00
Principal Distributions                                 0.00                     0.00                   0.00                  0.00
Total Distributions                               648,368.88                75,272.13             136,628.37            860,269.38
Ending Certificates Balance                   618,750,000.00            60,000,000.00          71,250,000.00        750,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.05

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.05

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                 $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.25

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.25

   3.  Amount of the distribution in respect of class B outstanding
       monthly interest:                                                 $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $136,628.37

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $136,628.37

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral Interest
       Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral Invested
       Amount pursuant to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of such reductions
       in the Collateral Invested Amount:                                $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $9,821,952.13

       a. Class A Monthly Interest:                                $648,368.88
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,955,803.33
       e. Excess Spread:                                         $6,217,779.92

   2.  Class B Available Funds:                                    $952,431.72

       a. Class B Monthly Interest:                                 $75,272.13
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $877,159.59

   3. Collateral Available Funds:                                $1,131,012.67

       a. Excess Spread:                                         $1,131,012.67

   4.  Total Excess Spread:                                      $8,225,952.18

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               86.1719%

   2.  Series 2003-3 Allocable Principal
       Collections:                                            $178,339,416.33

   3.  Principal Allocation Percentage of
       Series 2003-3 Allocable Principal Collections:          $153,678,381.43

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $153,678,381.43

   6.  Shared Principal Collections from other
       Series allocated to Series 2003-3:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,582,791.92

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $157,261,173.35

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                               $71,250,000.00

   2.  Required Collateral Invested Amount                      $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $157,261,173.35

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge
Collections Allocated to Series 2003-3

   1.  Excess Spread:                                            $8,225,952.18
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $286,623.35

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $136,628.37
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,250,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $340,365.23
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $6,212,335.23

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.3129%
       b. Prior Monthly Period                                         3.5224%
       c. Second Prior Monthly Period                                  3.4575%

   2.  Three Month Average Base Rate                                   3.4309%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.0656%
       b. Prior Monthly Period                                        12.5993%
       c. Second Prior Monthly Period                                 12.6612%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.7754%

XXVII. Series 2003-4 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                               Series                  Total Investor           Transferors
A. Investor/Transferor Allocations           Allocations                 Interest                 Interest
----------------------------------           -----------                 --------                 --------

Beginning Invested /Transferor Amount       789,120,772.73            680,000,000.00         109,120,772.73
Beginning Adjusted Invested Amount                     N/A            680,000,000.00                    N/A
Floating Allocation Percentage                         N/A                  86.1719%               13.8282%
Principal Allocation Percentage                        N/A                  86.1719%               13.8282%
Collections of Finance Chg. Receivables      12,526,394.27             10,794,226.18           1,732,168.09
Collections of Principal Receivables        161,694,404.14            139,335,065.83          22,359,338.31
Defaulted Amount                              3,769,674.04              3,248,398.01             521,276.03

Ending Invested / Transferor Amounts        779,763,647.82            680,000,000.00          99,763,647.82


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements               Class A                   Class B               Interest               Total
--------------------------------------               -------                   -------               --------               -----

Principal Funding Account                                0.00                    0.00                   0.00                   0.00
Investment Proceeds for Monthly Period                   0.00                    0.00                   0.00                   0.00
Reserve Draw Amount                                      0.00                    0.00                   0.00                   0.00
Available Reserve Account Amount                         0.00                    0.00                   0.00                   0.00
Reserve Account Surplus                                  0.00                    0.00                   0.00                   0.00

Coupon  July 15, 2003 to August 14, 2003              1.6900%                 1.9000%                2.0069%
Monthly Interest Due                               828,381.67               64,600.00              88,135.48             981,117.15
Outstanding Monthly Interest Due                         0.00                    0.00                   0.00                   0.00
Additional Interest Due                                  0.00                    0.00                   0.00                   0.00
Total Interest Due                                 828,381.67               64,600.00              88,135.48             981,117.15
Investor Default Amount                          2,809,864.28              194,903.88             243,629.85           3,248,398.01
Investor Monthly Fees Due                          980,333.33               68,000.00              85,000.00           1,133,333.33
Investor Additional Amounts Due
Total Due                                        4,618,579.28              327,503.88             416,765.33           5,362,848.49

Reallocated Investor Finance Charge Collections                                                                       10,794,226.18
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            13.0656%
Base Rate                                                                                                                   3.6612%


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions       Class A                   Class B              Interest               Total
--------------------------------------------       -------                   -------              --------               -----

Beginning Certificates Balance                 588,200,000.00           40,800,000.00          51,000,000.00         680,000,000.00
Interest Distributions                             828,381.67               64,600.00              88,135.48             981,117.15
Principal Deposits - Prin. Funding Account               0.00                    0.00                   0.00                   0.00
Principal Distributions                                  0.00                    0.00                   0.00                   0.00
Total Distributions                                828,381.67               64,600.00              88,135.48             981,117.15
Ending Certificates Balance                    588,200,000.00           40,800,000.00          51,000,000.00         680,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.41

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.41

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                 $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.58

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.58

   3.  Amount of the distribution in respect of class B outstanding
       monthly interest:                                                 $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $88,135.48

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $88,135.48

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral Interest
       Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00


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


J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $9,337,005.65

       a. Class A Monthly Interest:                                $828,381.67
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,809,864.28
       e. Excess Spread:                                         $5,698,759.71

   2.  Class B Available Funds:                                    $647,653.57

       a. Class B Monthly Interest:                                 $64,600.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $583,053.57

   3.  Collateral Available Funds:                                 $809,566.96

       a. Excess Spread:                                           $809,566.96

   4.  Total Excess Spread:                                      $7,091,380.24

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               86.1719%

   2.  Series 2003-4 Allocable Principal
       Collections:                                            $161,694,404.14

   3.  Principal Allocation Percentage of
       Series 2003-4 Allocable Principal Collections:          $139,335,065.83

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $139,335,065.83

   6.  Shared Principal Collections from other
       Series allocated to Series 2003-4:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,248,398.01

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $142,583,463.84

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                               $51,000,000.00

   2.  Required Collateral Invested Amount                      $51,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $142,583,463.84


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


M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge
Collections Allocated to Series 2003-4

   1.  Excess Spread:                                            $7,091,380.24
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $194,903.88

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $88,135.48
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,133,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $243,629.85
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $5,431,377.70

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.6612%
       b. Prior Monthly Period                                         4.0035%
       c. Second Prior Monthly Period                                      N/A

   2.  Three Month Average Base Rate                                       N/A

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.0656%
       b. Prior Monthly Period                                        12.5993%
       c. Second Prior Monthly Period                                      N/A

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                               N/A


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